UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	April 30, 2015

Dividend Focus Funds
Income Builder
Rising Dividend Growth

Goldman Sachs Dividend Focus Funds

■	INCOME BUILDER

■	RISING DIVIDEND GROWTH

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process — Income Builder	2

Portfolio Management Discussion and Performance Summary — Income Builder	3

Portfolio Management Discussion and Performance Summary — Rising Dividend Growth	13

Schedules of Investments	22

Financial Statements	34

Financial Highlights	38

Notes to Financial Statements	42

Other Information	60

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Income Builder Fund seeks to provide income through investments in fixed income securities (bonds) and high dividend paying equities, preferred equities and other similar securities (stocks), and seeks to provide capital appreciation primarily through equity investments. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit and interest rate risk. High yield, lower rated investments involve greater price volatility and present greater risks, including greater liquidity risk, than higher rated fixed income securities. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. Different investment styles tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Investments in master limited partnerships (“MLPs”) are subject to certain risks, including risks related to limited control and limited rights to vote, potential conflicts of interest, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to force sales at undesirable times or prices.

The Goldman Sachs Rising Dividend Growth Fund invests primarily in equity investments of dividend paying U.S. and foreign companies with market capitalizations of at least $ 500 million. The equity investments in which the Fund invests may include common and preferred stocks as well as master limited partnerships (“MLPs”) and real estate investment trusts (“REITs”). The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles tend to shift in and out of favor, and the Fund’s emphasis on companies with rising dividend payments could cause the Fund to underperform other funds that invest in similar asset classes but employ different investment styles. Investments in MLPs are subject to certain risks, including risks related to limited control and limited rights to vote, potential conflicts of interest, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to force sales at undesirable times or prices. MLPs are also subject to risks relating to their complex tax structure, including the risk that a distribution received by the Fund from an MLP is treated as a return of capital, which may increase the Fund’s tax liability and require the Fund to restate the character of its distributions and amend shareholder tax reporting previously issued, and the risk that an MLP could lose its tax status as a partnership, resulting in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund. Many MLPs in which the Fund may invest operate facilities within the energy sector and are also subject to risks affecting the energy sector. The securities of REITs and mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements (in the case of REITs, because of interest rate changes, economic conditions and other factors). REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit and interest rate risk. Foreign securities and emerging country securities may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. The Fund’s investments in other investment companies (including ETFs) subject it to additional expenses. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS INCOME BUILDER FUND

What Differentiates Goldman Sachs’

Income Builder Fund Investment Process?

Income Builder Fund is a broadly diversified portfolio that seeks to provide income and capital appreciation.

The Goldman Sachs Income Builder Fund provides exposure to the wealth-building opportunities of stocks and the regular income potential of bonds. The Fund invests in both equity and fixed income securities with a focus on yield enhancing strategies to earn a monthly income stream. The Fund seeks to maintain broad exposure to equities with lower than general equity market volatility.

We believe that similar themes can perform differently across asset classes. The Fund can potentially take advantage of these cross-asset class opportunities as it is a dynamic portfolio that allows the flexibility to allocate across equities and fixed income from a top-down perspective, given our views on macro opportunities and valuations.

In our risk management process, we identify, monitor and measure a fund’s risk profile. We consider the risk relative to the benchmark and the fund’s investment goal to seek income stability and capital growth.

An integrated approach allows the investment groups to potentially unlock value by debating which securities to own across an issuer’s corporate capital structure. The Fund’s portfolio comprises the ideas of two experienced Goldman Sachs investment groups:

Global Fundamental Equity Group: A group of experienced investment professionals with a strong commitment to fundamental research.

Global Fixed Income Group: Broad, deep capabilities across global fixed income markets, with a total return investment philosophy.

PORTFOLIO RESULTS

Goldman Sachs Income Builder Fund

Investment Objective

The Goldman Sachs Income Builder Fund seeks to provide income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Team and the Goldman Sachs Fixed Income Investment Management Team, collectively the Goldman Sachs Income Builder Team (the “Income Builder Team”), discuss the Goldman Sachs Income Builder Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 2.18%, 1.79%, 2.42% and 2.31%, respectively. These returns compare to the 2.89% and 1.93% cumulative total returns of the Russell® 1000 Value Index (with dividends reinvested) (the “Russell Index”) and the Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index (the “BofA Merrill Lynch Index”), respectively, during the same period.

Q	What economic and market factors most influenced the equity and fixed income markets as a whole during the Reporting Period?

A	U.S. stocks generated a positive return during the Reporting Period, with the S&P® 500 Index rising to new record highs. Economic data generally continued to improve, with a notable drop in U.S. unemployment to 5.5%. As a result, equity markets began to focus on the potential timing of the first interest rate increase by the Federal Reserve (the “Fed”) since 2006. Meanwhile, oil prices dropped sharply. The price of West Texas Intermediate crude oil declined, falling from a high of $107 per barrel during June 2014 to a low of $43 per barrel in March 2015, before rebounding to almost $60 per barrel by the end of the Reporting Period. In response to the steep decline in oil prices, North American energy producers announced significant reductions in capital expenditures, which weighed on the earnings expectations of many energy and energy-related companies. That said, market participants appeared to view the combination of lower energy prices, higher employment numbers and an improving housing market as beneficial for consumers. Consumer confidence and spending slowly improved during the Reporting Period, and the stocks of many consumer-oriented companies rose in anticipation of increased consumption.

Within the fixed income markets, spread (or non-Treasury) sectors retreated during the first two months of the Reporting Period, as falling oil prices heightened market volatility and sparked a flight to quality. U.S. economic conditions improved, but weaker economic data in the Eurozone and Japan led to additional monetary easing by the European Central Bank (“ECB”) and the Bank of Japan. In the first quarter of 2015, spread sectors generated broadly positive returns. As the Fed and the U.K. central bank considered raising short-term interest rates, global monetary policy easing intensified, with the ECB announcing a quantitative easing program and approximately 25 other central banks around the world easing monetary policy. The U.S. dollar, which appreciated for a third consecutive quarter, contributed to tighter financial conditions in the U.S. April 2015 was a month of trend reversals, as oil prices increased, the U.S. dollar weakened and interest rates rose. Overall, spread sectors continued to advance. Although the U.S. government reported the domestic economy grew at a slower than expected pace during the first calendar quarter, April 2015 employment growth was in line with market expectations, and, in our view, the services sector remained solidly in expansion.

Q	What was the Fund’s asset allocation positioning during the Reporting Period?

A	As part of its principal investment strategies, the Fund has a baseline allocation of 60% to fixed income securities and 40% to equity securities, though in seeking to meet

PORTFOLIO RESULTS

its investment objective, the Fund has the flexibility to opportunistically tilt the allocation to fixed income and equity securities up to 15% above or below that baseline allocation. The Fund seeks to provide a high and stable income stream plus capital appreciation, with lower volatility than the equity market. The percentage of the portfolio invested in equity and fixed income securities will vary from time to time as the Income Builder Team evaluates such securities’ relative attractiveness based on, among other factors, income opportunities, market valuations, economic growth and inflation prospects. Because of these stated goals of the Fund, the Income Builder Team believes the returns of the Russell Index and the BofA Merrill Lynch Index should be considered for reference only.

At the beginning of the Reporting Period, the Fund was invested approximately 44% in equities and 52% in fixed income, with the balance in cash and cash equivalents. During the Reporting Period, the Fund remained overweight equities relative to its baseline asset allocation because of the Income Builder Team’s views on the relative valuation of equities versus fixed income, the strength of the U.S. macroeconomic environment and potential tailwinds from lower energy prices. At the end of the Reporting Period, the Fund was invested approximately 43% in equities and 52% in fixed income, with the balance in cash and cash equivalents.

Q	What was the Fund’s 12-month distribution rate during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares provided 12-month distribution rates of 4.19%, 3.51%, 4.50% and 4.36%, respectively. As of April 30, 2015, the Fund’s 30-day SEC yields (subsidized) for its Class A, C, Institutional and IR Shares were 3.24%, 2.67%, 3.83% and 3.68%, respectively.

Q	What key factors had the greatest impact on the performance of the Fund’s equity allocation during the Reporting Period?

A	Relative to the Russell Index, stock selection had the greatest impact on the Fund’s equity allocation during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	During the Reporting Period, the Fund’s positioning in the financials, industrials and information technology sectors added to its performance relative to the Russell Index. The Fund’s positioning in the energy, materials and health care sectors detracted from its relative returns.

Q	Which stocks contributed significantly to the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited most relative to the Russell Index from its positions in AllianceBernstein Holding LP (“AllianceBernstein”), a U.S.-based global investment management company; L Brands, a U.S. specialty fashion retailer; and Volvo, a Swedish manufacturer of trucks, buses and construction equipment.

AllianceBernstein benefited from improving net asset inflows, with 2014 being its first year of positive net inflows since 2007. Asset inflows also remained strong at the start of 2015, with a potentially large pipeline of additional assets. In our view, AllianceBernstein’s profit margins should have more room to expand if the company continues to increase its assets under management as we anticipate. We also believe the company’s partnership structure supports its stock’s relatively high current yield, which we find attractive in the current low-yielding investment environment. The Fund maintained a position in AllianceBernstein at the end of the Reporting Period.

L Brands’ share price appreciated, in our view, because the company continued to execute well and exceed market expectations. After strong results during the Reporting Period, the stock approached our price target, and we exited the position in favor of other companies that we believed had greater upside potential.

Volvo’s stock performed well after the company reported better than expected first quarter 2015 earnings and announced the hiring of a new chief executive officer (“CEO”). In addition, Europe’s truck fleet age is at record highs following many years of slow economic growth. We believe the fleet will enter a replacement cycle as the European economy recovers and that Volvo will be a prime beneficiary. Additionally, we have positive sentiment about

PORTFOLIO RESULTS

the new CEO and his ability to drive improvements. The Fund continued to hold a position in the stock at the end of the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s relative performance during the Reporting Period?

A	The largest detractors from the Fund’s relative performance during the Reporting Period were master limited partnerships (“MLPs”) Regency Energy Partners LP, DCP Midstream Partners LP and Targa Resources Partners LP.

Lower commodity prices weighed on the common units of Regency Energy Partners LP (“RGP”), which was an MLP engaged in the gathering and processing, compression, treating and transportation of natural gas and the transportation, fractionation and storage of natural gas liquids. During the Reporting Period, RGP was acquired by Energy Transfer Partners LP (“ETP”). As part of the merger consideration, each RGP common unit was converted into the right to receive 0.4124 of ETP’s common units. Effective with the opening of the market on April 30, 2015, RGP ceased to be a publicly traded partnership and its common units discontinued trading on the New York Stock Exchange. Following the unit conversion, the Fund held a position in ETP, which it maintained at the end of the Reporting Period.

DCP Midstream Partners LP (“DPM”) is an MLP engaged in the business of gathering, processing, transporting, storage and sale of natural gas and natural gas liquids. In addition to lower commodity prices, which weighed negatively on investor sentiment, DPM’s management team reduced forward looking estimates for earnings and cash distribution growth as a result of commodity market volatility. As of April 30, 2015, DPM had a yield of approximately 7.6%. The Fund maintained a position in DPM at the end of the Reporting Period.

Targa Resources Partners LP (“NGLS”) is an MLP engaged in the business of gathering, processing, transporting, storage and sale of natural gas and natural gas liquids. While lower commodity prices dampened sentiment for NGLS during the Reporting Period, we remained positive on its distribution growth outlook, which should be driven, in our view, by infrastructure growth from the partnership’s leading positions in natural gas liquids in the Permian and Bakken shales as well as by its presence on the U.S. Gulf Coast. As of April 30, 2015, NGLS had a yield of approximately 7.2%. The Fund maintained a position in NGLS at the end of the Reporting Period.

Q	Were any significant purchases or sales made within the equity allocation of the Fund during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in Johnson & Johnson, a U.S.-based medical device, pharmaceutical and consumer packaged goods manufacturer. We believe the company is well positioned within the pharmaceutical industry because of what we consider to be its attractive valuation and its potential for beneficial future acquisitions. We also believe its management team is committed to generating revenue growth and creating shareholder value.

The Fund purchased shares in Unilever, a British-Dutch consumer goods company focusing on nutrition, hygiene and personal care. We believe Unilever is a high quality company and that it may well experience growth acceleration in its emerging markets segment, particularly in China. Additionally, we believe euro weakness may be a tailwind for the company, allowing it to be more competitive with its U.S. peers.

During the Reporting Period, the Fund sold its position in Bristol-Myers Squibb, a U.S. pharmaceutical company, in light of the stock’s recent strong performance. In our view, market expectations regarding the company’s immuno-oncology drug became elevated, and we decided to exit the position and reallocate the capital to companies we viewed more favorably.

We eliminated the Fund’s investment in Maxim Integrated Products, a U.S. semiconductor provider, during the Reporting Period. We had originally initiated the position at what we considered to be an attractive valuation, as the market became concerned that the high-end smartphone market had become saturated and that Maxim Integrated Products could potentially lose market share—both situations we considered transitory. Its stock price rose after the company reported better than expected results and raised forward guidance. We then exited the position in favor of companies that, in our view, had greater upside potential.

Q	What changes were made to the Fund’s equity market sector weightings during the Reporting Period?

A

During the Reporting Period, we reduced the size of the Fund’s overweight position relative to the Russell Index in the energy sector. We increased the size of its overweights in the financials and telecommunication services sectors. In

PORTFOLIO RESULTS

addition, we increased the size of the Fund’s underweight positions in health care and utilities. We shifted the Fund from an underweight in industrials to a relatively neutral position compared to the Russell Index. We also moved the Fund from an overweight in information technology to a relatively neutral position compared to the Russell Index. At the end of the Reporting Period, the Fund was overweight the financials, telecommunication services and energy sectors, and it was underweight the health care, utilities and materials sectors relative to the Russell Index. Compared to the Russell Index, the Fund was relatively neutrally weighted to the consumer discretionary, consumer staples, industrials and information technology sectors at the end of the Reporting Period.

Q	Which fixed income market sectors significantly affected the Fund’s performance during the Reporting Period?

A	Relative to the BofA Merrill Lynch Index, the Fund benefited from its underweight positions in energy and in metals and mining. Its overweights in the commercial services, retail food and drug industries also added to returns. In addition, the Fund’s bias toward CCC-rated and BBB-rated corporate credit contributed positively. Conversely, underweight positions relative to the BofA Merrill Lynch Index in utilities and technology hurt performance.

Q	How did the Fund’s duration and yield curve positioning strategies affect performance during the Reporting Period?

A	During the Reporting Period, the Fund’s duration and yield curve positioning detracted from its performance. The Fund was hampered by its short duration bias relative to the BofA Merrill Lynch Index, as 10-year U.S. Treasury yields fell during the Reporting Period overall. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	What changes were made to the Fund’s fixed income weightings during the Reporting Period?

A	Through selective selling, we incrementally reduced the Fund’s exposure to the energy sector during the Reporting Period. We also increased the Fund’s exposure to non-U.S. issuers because we continued to see attractive investment opportunities outside of the U.S.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Income Builder Team did not use derivatives as part of its active management strategy within the Fund’s equity allocation. In managing the Fund’s fixed income allocation, the Income Builder Team used U.S. Treasury futures and Eurodollar futures to hedge and manage interest rate exposure and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. The Fund also utilized forward foreign currency exchange contracts to hedge currency exposure.

Q	What is the Income Builder Team’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Income Builder Team continued to see potential for reasonable returns from equities relative to fixed income. In addition, we believed earnings growth could potentially drive equities higher and lead to increased differentiation between individual stocks. In the low yield environment seen at the end of the Reporting Period, we favored stocks that may provide greater potential capital appreciation but that offer slightly lower yields relative to the highest yielding stocks. The lower relative yields of these companies are, in our view, due to their more attractive valuations, stronger balance sheets and greater earnings growth potential. At the end of the Reporting Period, we also favored high quality cyclical stocks, including consumer discretionary companies that we believe could potentially benefit from continued economic recovery and lower energy prices. Going forward, we plan to look for opportunities to add to the Fund’s equity holdings during periods of share price weakness.

Regarding the fixed income market, the Income Builder Team believed at the end of the Reporting Period that broad macroeconomic concerns would remain front of mind for most investors. In our opinion, slower U.S. economic growth and muted price pressures should allow the Fed to extend its accommodative monetary policy longer than previously expected. Overall, the Income Builder Team continued to favor high yield corporate bonds over investment grade corporate bonds, largely because of demand for income generating assets amid low global yields and continued solid fundamentals, as evidenced by healthy lending conditions and low default rates. We also believed the performance of energy high yield corporate bonds would continue to drive

PORTFOLIO RESULTS

returns in the broad high yield corporate bond market. At the end of the Reporting Period, we preferred B-rated credits to BB-rated credits. We maintained the Fund’s overweight to CCC-rated credits, but in the months ahead, we expect to shift to a neutral weighting relative to the BofA Merrill Lynch Index. In addition, we intend to add to the Fund’s positions in high yield corporate bonds issued by energy exploration and production companies, hospitals and pharmaceutical firms. We plan to reduce positions within commercial services and gaming. Additionally, we expect to decrease the Fund’s exposure to high yield corporate bonds issued by European financial companies and increase its exposure to those bonds issued by U.S. financial companies. At the end of the Reporting Period, we saw value in high yield loans, as in our view, they tend to be less vulnerable to rising interest rates and have historically exhibited less sensitivity than high yield corporate bonds to an increase in volatility.

FUND BASICS

Income Builder Fund

as of April 30, 2015

PERFORMANCE REVIEW
November 1, 2014–April 30, 2015	Fund Total Return (based on NAV)[1]	Russell® 1000 Value Index[2]	BofA Merrill Lynch BB-B U.S. High Yield Constrained Index[3]
Class A	2.18%	2.89%	1.93%
Class C	1.79	2.89	1.93
Institutional	2.42	2.89	1.93
Class IR	2.31	2.89	1.93

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell® 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell® 1000 Index companies with lower price-to-book ratios and lower expected growth values. This index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

[3]	The BofA Merrill Lynch BB-B U.S. High Yield Constrained Index contains all securities in the BofA Merrill Lynch U.S. High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

PERFORMANCE REVIEW CONTINUED
For the period ended 4/30/15	12-Month Distribution Rate[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]
Class A	4.19%	3.24%	3.11%
Class C	3.51	2.67	2.54
Institutional	4.50	3.83	3.69
Class IR	4.36	3.68	3.54

[4]	The 12 month distribution rate is calculated by taking the sum of all cash distributions over the past 12 months and dividing by the month end NAV in the last month of the period. Distributions may include interest from fixed income, dividends from equities, short term and long term capital gains, return of capital, and special distributions. Return of capital distribution may include a return of some or all of the money that an investor invested in Fund shares. Distributions from securities such as MLPs passing through the Fund may also be characterized as return of capital. Special distributions may include any off-cycle distributions that occur outside of regular interest or dividend payment dates, such as when a company opts to pay a special dividend. The amounts and sources of distribution are not provided for tax reporting purposes. The Fund reports the character of distributions for federal income tax purposes each calendar year on Form 1099-DIV. Distributions will fluctuate over time and a large proportion of the distribution may occur at the end of the year in the form of capital gains. Distributions and market value movements affect the NAV of the Fund and will also affect this calculation. 12 month distribution rate numbers are based on historical distributions and NAVs and are not predictive of future distributions or yields. 12 month distribution rate is calculated to provide a sense of the total cash flow associated with investment in the Fund, but should not be confused with SEC yield, dividend yield or interest yield.

[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the U.S. Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

FUND BASICS

STANDARDIZED TOTAL RETURNS[6]
For the period ended 3/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.65%	8.27%	6.07%	6.90%	10/12/94
Class C	1.26	8.69	5.88	4.23	8/15/97
Institutional	3.42	9.95	7.20	5.49	8/15/97
Class IR	3.32	N/A	N/A	11.35	8/31/10

[6]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.98%	1.13%
Class C	1.73	1.88
Institutional	0.58	0.73
Class IR	0.73	0.88

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 4/30/15[8]
Holding	% of Net Assets	Line of Business
General Electric Co.	2.1%	Industrial Conglomerates
JPMorgan Chase & Co.	1.6	Commercial Banks
Pfizer, Inc.	1.2	Pharmaceuticals
Verizon Communications, Inc.	1.0	Diversified Telecommunication Services
Starwood Property Trust, Inc.	0.9	Real Estate Investment Trusts
AllianceBernstein Holding LP	0.9	Capital Markets
Ares Capital Corp.	0.8	Capital Markets
Johnson & Johnson	0.8	Pharmaceuticals
Energy Transfer Partners LP	0.7	Oil, Gas & Consumable Fuels
Cisco Systems, Inc.	0.7	Communications Equipment

[8]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND’S EQUITY SECTOR ALLOCATIONS VS. BENCHMARK[9]
As of April 30, 2015

[9]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of the Fund’s equity investments. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

FUND BASICS

FUND’S FIXED INCOME FUND COMPOSITION[10]
As of April 30, 2015

[10]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s fixed income investments. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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Goldman Sachs Rising Dividend Growth Fund

Investment Objective

The Goldman Sachs Rising Dividend Growth Fund seeks long-term growth of capital and current income.

Portfolio Management Discussion and Analysis

Below, the Dividend Assets Capital portfolio management team, the Fund’s sub-adviser, discusses the Goldman Sachs Rising Dividend Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 2.90%, 2.52%, 3.13%, 3.01% and 2.78%, respectively. These returns compare to the 4.40% cumulative total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P 500 Index”), during the same time period.

Q	What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

A	The S&P 500 Index gain of 4.40% during the Reporting Period was less than its total returns for calendar years 2013 and 2014, but we believe those years were recovery years for the S&P 500 Index following the recession years of 2008 and 2009. In our view, the U.S. equity market has proved to be an efficient summary of what transpired in the geopolitical and economic environment during the Reporting Period.

The advance estimate of U.S. Gross Domestic Product (“GDP”) for the first quarter of 2015 was for an 0.2% increase year over year. The GDP of the first quarters of both 2014 and 2015 were impacted by harsh winter weather. The rest of 2014 suggested that demand was deferred, not cancelled. We think this is likely to be the case for 2015 as well. Recent employment data pointed to higher levels of economic activity, driven by consumer spending. New home permits, starts and sales also improved, which suggest to us that consumer spending may well be picking up. Residential investment increased 1.3%, according to the GDP advance estimate for the first quarter of 2015, but was down from the 3.8% increase registered in the fourth quarter of 2014. Historically, new and existing home sales have been an important indicator of the ability of the consumer to be an active driver of economic growth.

Another significant expenditure item for individuals is the purchase of vehicles. For the month of April 2015, vehicle purchases totaled 16.5 million units at a seasonally adjusted annualized rate (“SAAR”). While this was down from the 17.1 million SAAR for March 2015, the year-to-date sales represented a 4.6% increase over the same period in 2014. More than half of the vehicle sales were light trucks and sports utility vehicles (“SUVs”), which may be the result of less expensive gasoline prices.

The Federal Reserve (the “Fed”) statement from its April 29, 2014 meeting did not change the federal funds target rate from the long-standing range of 0.00% to 0.25%, and all calendar references were removed from the announcement. Investors have been paying close attention to the Fed, with anticipation being that the first increase in the federal funds rate will come later this year.

While the U.S. economy is widely anticipated to be supportive of the global economy and of equity markets, questions still remain. In January 2015, the European Central Bank (“ECB”) announced it would implement a quantitative easing program similar to that which the U.S. Fed had in place. Early reading of the impact of the ECB’s program seems to be that it will be helpful, but it is too early, in our view, to tell how effective it will be. It appears the global economy was relying, during the Reporting Period, on the strong U.S. dollar to make its goods and services more competitive with U.S. producers. However, the strong U.S. dollar served as a headwind for the domestic industry. Indeed, the March 2015 trade imbalance was hurt not only by the strong U.S. dollar, but also by a work slowdown by labor unions servicing the west coast ports. The ports settled with the unions, and the backlog of cargos was offloaded in

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March 2015, creating a one-time surge of imports from the Far East. Buried in the March 2015 number was a decline in the U.S. dollar value of imported petroleum-based product that was brought into the U.S., supportive of the theme of eventual U.S. energy independence. We believe that over the next several years, the infrastructure will be put in place to facilitate the export of energy. For now, the future of energy independence has not been changed by the recent sharp drop in crude oil prices. Domestic resources are likely to be adequate to supply U.S. needs, and we believe natural gas will be liquefied so it can be shipped to foreign markets. In our view, many energy Master Limited Partnerships (“MLPs”) are well positioned to benefit from this trend.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated absolute gains but underperformed the S&P 500 Index on a relative basis during the Reporting Period. Having an average 4.1% position in cash during a Reporting Period when the S&P 500 Index advanced hurt as did sector allocation decisions overall. Stock selection overall proved effective, contributing positively.

Q	Which equity market sectors most significantly affected Fund performance?

A	As indicated earlier, cash was a notable detractor from Fund performance during the Reporting Period. Of the sectors within the S&P 500 Index, the largest detractors were industrials, energy, consumer discretionary and information technology. Having overweighted allocations to industrials and energy, each of which lagged the S&P 500 Index during the Reporting Period, and having an underweighted allocation to information technology, which outpaced the S&P 500 Index during the Reporting Period, hurt Fund performance. Security selection within industrials and consumer discretionary also detracted. During the Reporting Period, we witnessed a couple of disruptions to the equity markets, most notably the dramatic 12.3% rise of the U.S. dollar and the plunge of crude oil prices. In the U.S., crude oil, as represented by West Texas Intermediate crude oil prices, dropped as low as $47.06 per barrel, a 40.3% decline from June 2014, before bouncing back to close out April 2015 at $59.63 per barrel. Because of these shifts in the macroeconomic environment, the Fund’s performance was negatively impacted by an overweighted allocation in the underperforming energy sector, while the stronger U.S. dollar triggered a substantial decline for several of the Fund’s consumer discretionary holdings, a sector that had relatively more international revenue exposure than its U.S. revenue-centric peers.

Partially offsetting these detractors were the positive contributions made by effective stock selection in the health care, consumer staples, financials and energy sectors. Of particular note, our positive outlook on the health care sector influenced our stock selection in favor of companies that we believe were positioned to benefit most from long-term demographic and industry trends. In the energy sector, the Fund’s exposure was mostly in MLPs, which predominantly have fee-based business models, less commodity price exposure and less downside risk in a negative commodity environment than energy-related equities themselves. Having an underweighted allocation to financials, which significantly lagged the S&P 500 Index during the Reporting Period, also boosted the Fund’s relative results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the S&P 500 Index were positions in Canadian integrated energy company Suncor Energy, rail operator Canadian National Railway and off-road vehicle manufacturer Polaris Industries. Given that these three securities are not in the S&P 500 Index and each posted a negative absolute return during the Reporting Period, their negative impact was magnified by overweighting these underperforming stocks that lacked benchmark representation.

Suncor Energy saw its share price suffer during the Reporting Period along with other energy-related companies following the collapse in oil prices. We viewed the broad sector sell-off as overdone for a high quality company like Suncor Energy. Indeed, the company’s first quarter 2015 result was solid and demonstrated impressive operational performance, in our view. Additionally, we believe one advantage of owning integrated major energy companies over independent exploration and production companies is their ability to moderate the impact of weak oil prices in downstream businesses with more stability from upstream and midstream production[1], effectively providing a natural hedging mechanism to oil price volatility. An advantage specific to Suncor Energy is that its oil sands operation is different from U.S. shale basins, as its capital requirements are heavily front-loaded with low decline rates and long production lives. Once production starts, operation costs per incremental barrel generally decline as volume ramps up. Suncor Energy is one of the few energy companies that

PORTFOLIO RESULTS

passes the “10/10”[2] test, demonstrating, in our view, the resilience of its business model and the long-term visibility for production relative to its peers. Suncor Energy has grown its dividend 12 years in a row, with a trailing 10-year average growth rate of 25.4%.

Canadian National Railway, one of the largest rail operators in North America, reported solid operating results during the Reporting Period, and its operating ratio improved to set the highest standard for rail operators. (Operating ratio is a ratio that shows the efficiency of a company’s management by comparing operating expense to net sales.) Even with its positive earnings reports, its share price declined on concerns surrounding crude-by-rail growth potential following the collapse of oil prices. The weak Canadian dollar also had a negative impact on Canadian stocks listed on U.S. exchanges. Still, we maintained the company as one of the Fund’s top holdings during the Reporting Period, as Canadian National Railway has grown its dividend for 18 consecutive years with an average 10-year growth rate of 18%.

Shares of Minneapolis-based Polaris Industries declined during the Reporting Period, primarily due to concerns regarding the surging U.S. dollar’s potential effect on its profit growth. To the surprise of many, Polaris Industries actually reported solid results and raised the lower end of its guidance — this compared to competitor Harley-Davidson, which trimmed guidance in the face of a challenging promotional environment. In our opinion, Polaris Industries’ strength is its ability to bring innovative products to market.

[1]	The downstream component of the energy industry is usually defined as the oil and gas operations that take place after the production phase, through to the point of sale. Downstream operations can include refining crude oil and distributing the byproducts down to the retail level. By-products can include gasoline, natural gas liquids, diesel and a variety of other energy sources. The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve. The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream business can include, but are not limited to, those that process, store, market and transport various energy commodities.

[2]	The Fund’s strategy is to only buy the stocks of companies where the dividend has increased every year for at least ten years at an average rate of approximately 10% per year. Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.

In fact, approximately 76% of the company’s 2014 revenue was generated by products introduced in the past three years. We believe that at the end of the Reporting Period, the successful launch of Slingshot, effectively a new class of on-road vehicle, and opportunities to expand internationally had yet to factor in to the price of Polaris Industries at its then multiple, or price/earnings ratio, and thus the company remained attractively valued given its growth potential. Polaris Industries has grown its dividend for 19 consecutive years with a trailing 10-year average growth rate of 16.4%.

Q	What were some of the Fund’s best-performing individual stocks?

A	The top contributors to the Fund’s relative performance during the Reporting Period were pharmaceuticals company Novo Nordisk, paint and coatings global leader Sherwin-Williams and home improvement retailer Lowe’s. We selectively added to each of these positions as market opportunities arose during the Reporting Period.

Denmark-based Novo Nordisk, the world leader in diabetes care, delivered a strong return after reporting solid quarterly results with record profits. Novo-Nordisk’s management raised earnings guidance for the year and announced another strong $2.25 billion (in U.S. dollars) share buyback program beginning January 2015. We believe one of the most influential factors in the company’s price appreciation is its ability to bring pipeline drugs to market. With Food and Drug Administration (“FDA”) approval of obesity drug Saxenda early in the Reporting Period and Novo-Nordisk’s announcement of the resubmission of diabetes drug Tresiba for evaluation based on favorable interim degludec cardiovascular outcomes (“DEVOTE”) trial results, we believe there is room for further price appreciation. We also believe there is a possibility for the commercial launch of Tresiba one year ahead of schedule given its resubmission for FDA evaluation. The Fund has been investing in Novo-Nordisk since 2008, and we continue to like the company’s expertise in high margin and higher growth potential diabetes, obesity and hemophilia treatments. Novo-Nordisk has grown its dividend for 18 consecutive years, with a trailing 10-year average dividend growth rate of 26.5% a year.

Sherwin-Williams, a top holding for the Fund during the Reporting Period, benefited from strength in U.S. residential demand for architectural paint and from growing signs of a robust commercial recovery. With oil prices down significantly from one year prior, we expect the drop in

PORTFOLIO RESULTS

petrochemical feedstock prices to benefit input costs for 2015 overall and to help improve profit margins as well. Sherwin-Williams has increased its dividend for 35 consecutive years, with an average trailing 10-year dividend growth rate of 12.9% per year. The company’s ability to generate strong cash flow and earnings growth throughout the 2008 housing bust and economic recession were differentiating factors from competitors.

Shares of Lowe’s rallied as a result of improved financial performance and positive sentiment on consumer spending for home improvement projects. Lowe’s was the Fund’s largest holding during the Reporting Period based on average weight. Lowe’s has a 30-year history of increasing dividends at a trailing 10-year average rate of 29.16% per year. We established a Fund position in Lowe’s at the end of 2013 with a positive view on the housing market and consumer spending.

Q	How did the Fund use derivatives during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Bank of the Ozarks. In our view, Bank of the Ozarks has demonstrated a significant track record of solid earnings growth through challenging market and economic cycles with above market return on assets and return on equity and excellent credit quality. We believe the company’s management team is well seasoned and focused on managing through the current cycle with an emphasis on credit risk and interest rate risk while maintaining good net interest margins. Bank of the Ozarks has growth both through organic internal branching and through acquisitions. Since 2010, the company has completed 11 acquisitions, of which seven were Federal Deposit Insurance Corporation (“FDIC”) assisted transactions. We believe the bank is strategically positioned for further growth with a strong capital position, key market expansion opportunities and a disciplined credit approach. With its recent stock split and a pull-back from record highs on concerns about its exposure to Texas and the corresponding slowdown in oil-producing regions, we viewed this as an attractive opportunity to establish a position in the bank. Bank of the Ozarks has grown its dividend for 17 years in a row at a 10-year average growth rate of 20.8%.

We established a Fund position in Columbia Pipeline Partners LP, which is a fee-based, growth-oriented partnership formed by NiSource Corporation to own, operate and develop a portfolio of pipelines, storage and related midstream assets. Columbia Pipeline Partners LP owns and operates interstate natural gas pipelines from the Gulf Coast to the Midwest, Mid-Atlantic and Northeast. Columbia Pipeline Partners LP is a new listing but a large operating company, with the highest capacity natural gas transmission system in the U.S. The company has an advantageous geographic position, in our view, over the top of and adjacent to the rapidly developing Marcellus and Utica gas basins. Columbia Pipeline Partners LP has what we consider to be aggressive organic capital expenditure targets intended to facilitate the movement of Marcellus gas to Northeast and Gulf Coast markets. The initial listing of the limited partnership contained only a small percentage of the operating company. Over time, we anticipate greater percentages of the operating company are likely to be dropped into the limited partnership structure in an accretive manner.

During the Reporting Period, we exited the Fund’s position in Williams Partners LP. The Williams Partners LP general partner and the Access Midstream Partners LP (“ACMP”) general partner agreed to combine the businesses of the two limited partnerships by merging Merger Sub, a direct, wholly-owned subsidiary of ACMP, with and into Williams Partners LP, with Williams Partners LP being the surviving entity and becoming a subsidiary of ACMP. The surviving ACMP entity changed its name to Williams Partners LP and adopted the WPZ symbol. The Fund holds the surviving entity but exited its position in Williams Partners LP (old) ahead of the merger to maintain what we considered to be appropriate exposure in the combined partnership. Before the merger, the Fund owned both Williams Partners LP and ACMP.

We sold the Fund’s position in semiconductor bellwether Intel, as it failed to increase its dividend and no longer qualified to be in the Fund’s portfolio under our investment criteria.

We eliminated the Fund’s position in International Business Machines (“IBM”), a long-term holding of the Fund, based on our view that there were better opportunities elsewhere in the Fund’s investable universe.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The most significant changes we made during the Reporting Period was increasing the Fund’s allocation relative to the

PORTFOLIO RESULTS

S&P 500 Index in the industrials sector and reducing its relative exposure to the consumer discretionary sector.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of April 2015, the Fund had overweighted positions relative to the S&P 500 Index in energy (mostly MLPs), materials, consumer discretionary, consumer staples and industrials. On the same date, the Fund had underweighted positions compared to the S&P 500 Index in health care, financials and information technology. The Fund had no exposure to the utilities and telecommunication services sectors at the end of the Reporting Period.

It is also worth noting that the Fund’s top ten holdings as of April 30, 2015, representing 27.92% of the Fund’s total assets, consistently increased their dividend for 24 years with an average 10-year dividend growth rate of 18.9%. This compares favorably against the overall S&P 500 Index, which has only five years of consecutive dividend growth following a 17.1% dividend cut in 2009.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Michael Nix, CFA, was added to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Following six years of a broad equity market recovery with little economic growth, we felt real bargains were difficult to come by at the end of the Reporting Period. We believe the passive investment style, which has outperformed the active management style over the past couple of years on the merits of multiple expansion, may have finally reached a turning point in favor of active managers. Volatility has ticked up, and we believe the market is showing early signs of fatigue on momentum. The first four months of 2015 were choppy, resulting in the S&P 500 Index posting only a minor gain of 1.92%. While no single factor seems to pose a threat to the market, there is a handful of concerns, such as the strong U.S. dollar, weak oil prices and a potential interest rate hike later this year, that we believe could give rise to weaker equity market performance in the months ahead.

In such an environment full of uncertainty, we believe those companies able to deliver earnings growth at reasonable valuations may well be rewarded, and we expect dividends to become a stronger factor in a normalized total return-oriented market. We expect the companies that qualify for our investment criteria — demonstrating at least ten consecutive years of cash dividend payments with a trailing growth rate averaging at least 10% a year — to outperform in this environment. Additionally, we believe companies with strong balance sheets, profitable business mixes, strong and innovative product pipelines and shareholder friendly dividend policies should continue to provide profitable investment opportunities.

Looking deeper into the pockets of potential economic growth, we believe the energy sector may provide good individual security opportunities for active managers, as general sentiments are negative following the 40% drop in oil prices from June 2014 to mid-March 2015. Indeed, we expect holdings in EOG Resources, Suncor Energy and a basket of midstream MLPs with fee-based businesses to stand out. The collapsing oil price shifted the world power, once again benefiting oil-consuming countries at the expense of oil-producing countries. Additionally, in the U.S., we expect savings from lower gasoline prices, continued recovery in home values, and gradual improvements in labor markets to add to the earnings power of consumer discretionary companies as the year progresses. That said, we believe the valuations of domestic-focused companies are no longer as attractive compared to their larger global peers with strong product innovation. In turn, we believe the Fund’s holdings in Nike and VF are well positioned to benefit from increased long-term global consumer spending at attractive and reasonable valuations.

We believe the complacency in the marketplace, both in fixed income and equities, presents the greatest danger of a downside market correction that we have seen since 2011. Diversification, along with careful stock selection, is the key, in our view, to weathering through the potential downturn.

Given this view, we believe the Fund’s requirement for 10 consecutive years of dividend growth greater than 10% screens out the relatively weak companies that, in our opinion, either do not successfully manage cash flow through economic downturns or that pay dividends based on reasons other than as an integral part of their culture. We have seen many companies initiate dividend payments throughout the low interest rate environment of the past several years to accommodate investors’ search for yield, as the cost of capital has been relatively inexpensive to fund dividends. However, for companies with less than robust balance sheets, weaker capital structures or excess commodity price exposure, we have also witnessed dividend cuts when market

PORTFOLIO RESULTS

economics turn. The collapse in oil prices has already affected dividend payments in the energy sector, as 42 of 210 dividend payers in the sector cut their dividend during the Reporting Period. To compare, none of the energy stocks in the Fund’s portfolio cut its dividend during the Reporting Period. We believe this speaks to the quality of their businesses, the health of their balance sheets, and the commitment of their management teams to a consistent dividend policy.

As always, we continue to monitor domestic and global economies, geopolitical factors, interest rates and equity market fundamentals as we actively manage the Fund, with a focus on income through quality in an effort to offer investors the potential for rising income and competitive total returns with lower volatility.

FUND BASICS

Rising Dividend Growth Fund

as of April 30, 2015

PERFORMANCE REVIEW
November 1, 2014–April 30, 2015	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]
Class A	2.90%	4.40%
Class C	2.52	4.40
Institutional	3.13	4.40
Class IR	3.01	4.40
Class R	2.78	4.40

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	4.70%	11.64%	8.59%	8.49%	3/23/04
Class C	8.94	12.29	N/A	8.74	4/14/05
Institutional	11.26	13.39	N/A	9.11	3/21/07
Class IR	11.06	N/A	N/A	14.14	2/27/12
Class R	10.51	N/A	N/A	13.59	2/27/12

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Effective February 27, 2012, the Rising Dividend Growth Fund, a series of Dividend Growth Trust (the “Predecessor Fund”), was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund’s historical performance. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to February 27, 2012 (the effective date of the reorganization of the Predecessor Fund into the Fund), the maximum initial sales charge applicable to sales of Class A Shares of the Predecessor Fund was 5.75%, which is not reflected in the average annual total return figures shown. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.15%	1.16%
Class C	1.90	1.91
Institutional	0.75	0.76
Class IR	0.90	0.91
Class R	1.40	1.41

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/15[5]
Holding	% of Net Assets	Line of Business
Perrigo Co. PLC	3.1%	Pharmaceuticals
Novo Nordisk A/S ADR	3.1	Pharmaceuticals
Lowe’s Cos., Inc.	2.8	Specialty Retail
The Sherwin-Williams Co.	2.8	Chemicals
VF Corp.	2.7	Textiles, Apparel & Luxury Goods
Cardinal Health, Inc.	2.7	Health Care Providers & Services
NIKE, Inc. Class B	2.7	Textiles, Apparel & Luxury Goods
Roper Technologies, Inc.	2.7	Industrial Conglomerates
Canadian National Railway Co.	2.6	Road & Rail
Ecolab, Inc.	2.6	Chemicals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of April 30, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments

April 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – 40.9%
Aerospace & Defense – 0.5%
80,182	The Boeing Co.	$11,493,288

Auto Components – 0.2%
296,894	Nokian Renkaat OYJ ADR	4,803,745

Automobiles – 0.5%
306,667	General Motors Co.	10,751,745

Beverages – 0.6%
52,050	Anheuser-Busch InBev NV ADR	6,248,082
79,282	PepsiCo, Inc.	7,541,304

		13,789,386

Capital Markets – 2.8%
600,480	AllianceBernstein Holding LP	18,825,048
89,264	Ameriprise Financial, Inc.	11,182,994
1,049,879	Ares Capital Corp.	17,868,940
444,687	Credit Suisse Group AG ADR	11,459,584
63,240	Virtu Financial, Inc. Class A*	1,352,704

		60,689,270

Commercial Banks – 3.5%
365,887	Australia & New Zealand Banking Group Ltd. ADR	9,761,865
1,338,617	Banco Bilbao Vizcaya Argentaria SA ADR	13,412,942
119,236	BB&T Corp.	4,565,546
531,902	JPMorgan Chase & Co.	33,648,121
250,447	Wells Fargo & Co.	13,799,630

		75,188,104

Commercial Services & Supplies – 0.6%
272,303	Waste Management, Inc.	13,487,168

Communications Equipment – 1.4%
548,058	Cisco Systems, Inc.	15,800,512
111,808	QUALCOMM, Inc.	7,602,944
636,602	Telefonaktiebolaget LM Ericsson ADR	6,951,694

		30,355,150

Computers & Peripherals – 1.3%
102,642	Apple, Inc.	12,845,646
298,107	EMC Corp.	8,022,059
234,520	Hewlett-Packard Co.	7,732,125

		28,599,830

Consumer Finance – 0.6%
58,508	Capital One Financial Corp.	4,730,372
441,203	Navient Corp.	8,621,106

		13,351,478

Containers & Packaging – 0.7%
213,576	Packaging Corp. of America	14,777,323

Diversified Telecommunication Services – 1.7%
239,358	AT&T, Inc.	8,291,361
441,581	Telefonica SA ADR	6,694,368
438,077	Verizon Communications, Inc.	22,096,604

		37,082,333

Common Stocks – (continued)
Electric Utilities – 1.4%
435,144	FirstEnergy Corp.	$15,626,021
109,742	NextEra Energy, Inc.	11,076,260
72,568	Pinnacle West Capital Corp.	4,441,162

		31,143,443

Electrical Equipment – 0.4%
127,815	Eaton Corp. PLC	8,784,725

Food & Staples Retailing – 0.4%
99,069	Wal-Mart Stores, Inc.	7,732,335

Food Products – 0.9%
121,029	ConAgra Foods, Inc.	4,375,198
320,127	Unilever NV	13,919,122

		18,294,320

Hotels, Restaurants & Leisure – 0.2%
54,303	Starwood Hotels & Resorts Worldwide, Inc.	4,667,343

Household Products – 0.7%
382,286	Reckitt Benckiser Group PLC ADR	6,850,565
109,690	The Procter & Gamble Co.	8,721,452

		15,572,017

Industrial Conglomerates – 2.1%
1,672,596	General Electric Co.	45,293,900

Insurance – 3.1%
184,810	Arthur J. Gallagher & Co.	8,839,462
506,166	Direct Line Insurance Group PLC ADR	10,072,704
50,702	Everest Re Group Ltd.	9,071,095
211,476	MetLife, Inc.	10,846,604
189,460	Prudential Financial, Inc.	15,459,936
167,686	Validus Holdings Ltd.	7,014,305
193,054	Zurich Insurance Group AG ADR*	5,949,924

		67,254,030

Machinery – 0.5%
760,224	Volvo AB ADR	10,377,058

Media – 0.7%
200,783	Viacom, Inc. Class B	13,944,379

Multi-Utilities – 0.2%
87,809	PG&E Corp.	4,646,852

Oil, Gas & Consumable Fuels – 5.7%
201,789	DCP Midstream Partners LP	8,232,991
109,153	Devon Energy Corp.	7,445,326
275,584	Energy Transfer Partners LP	15,923,239
217,914	Enterprise Products Partners LP	7,463,555
120,080	Exxon Mobil Corp.	10,491,390
824,176	Halcon Resources Corp.*(a)	1,228,022
118,026	MarkWest Energy Partners LP	7,962,034
158,833	ONEOK Partners LP	6,663,044
221,194	Plains All American Pipeline LP	11,084,031
40,494	Rose Rock Midstream LP	2,098,804
191,712	Royal Dutch Shell PLC ADR Class A	12,160,292

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Shares	Description	Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
119,582	Spectra Energy Partners LP	$6,478,953
187,128	Targa Resources Partners LP	8,503,096
89,949	Teekay LNG Partners LP	3,545,790
77,507	The Williams Cos., Inc.	3,967,583
206,155	Total SA ADR	11,152,986

		124,401,136

Pharmaceuticals – 3.8%
100,493	Eli Lilly & Co.	7,222,432
178,697	Johnson & Johnson	17,726,743
209,141	Merck & Co., Inc.	12,456,438
73,383	Novartis AG ADR	7,470,389
787,733	Pfizer, Inc.	26,727,781
231,804	Sanofi ADR	11,717,692

		83,321,475

Real Estate Investment Trusts – 2.4%
373,517	Brixmor Property Group, Inc.	8,758,974
287,578	RLJ Lodging Trust	8,532,439
804,444	Starwood Property Trust, Inc.	19,314,700
1,468,221	Two Harbors Investment Corp.	15,416,321

		52,022,434

Semiconductors & Semiconductor Equipment – 0.6%
323,063	Altera Corp.	13,465,266

Software – 0.7%
290,792	Microsoft Corp.	14,144,123

Specialty Retail – 0.8%
562,909	Hennes & Mauritz AB ADR	4,458,239
319,876	The Gap, Inc.	12,679,885

		17,138,124

Thrifts & Mortgage Finance – 0.6%
772,211	New York Community Bancorp, Inc.	13,274,307

Tobacco – 0.4%
180,908	Altria Group, Inc.	9,054,445

Transportation Infrastructure – 0.4%
2,184,322	Sydney Airport	9,279,131

Wireless Telecommunication Services – 0.5%
314,504	Vodafone Group PLC ADR	11,070,541

TOTAL COMMON STOCKS
(Cost $825,235,297)		$889,250,204

Shares	Rate	Value
Preferred Stocks – 4.4%
Commercial Banks(b) – 0.3%
CoBank ACB
10,000	6.250%	$1,028,500
45,662	6.200	4,691,770

		5,720,270

Preferred Stocks – (continued)
Consumer Finance – 0.9%
Capital One Financial Corp.
175,000	6.000%	$4,406,500
Citigroup Capital XIII(b)
145,263	7.875	3,760,859
GMAC Capital Trust I(b)
154,150	8.125	4,051,062
Merrill Lynch Capital Trust I(b)
121,418	6.450	3,103,444
Morgan Stanley(b)
183,597	6.375	4,791,882

		20,113,747

Diversified Telecommunication Services – 0.7%
Intelsat SA
60,000	5.750	2,107,800
Verizon Communications, Inc.
473,800	5.900	12,702,578

		14,810,378

Electric Utilities – 0.6%
Exelon Corp.
104,612	6.500	5,154,233
SCE Trust III(b)
320,000	5.750	8,688,000

		13,842,233

Food Products – 0.4%
Tyson Foods, Inc.
190,700	4.750	9,380,533

Real Estate Investment Trusts – 1.5%
DDR Corp.
110,000	6.250	2,813,800
DuPont Fabros Technology, Inc.
76,935	7.625	1,981,076
Public Storage
350,983	5.750	8,827,223
Taubman Centers, Inc.
319,865	6.500	8,230,126
Ventas Realty LP/Ventas Capital Corp.
120,000	5.450	3,001,200
Vornado Realty Trust
309,565	6.625	7,872,238

		32,725,663

TOTAL PREFERRED STOCKS – 4.4%
(Cost $93,891,674)		$96,592,824

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 41.4%
Aerospace & Defense(c)(d) – 0.2%
Moog, Inc.
$4,000,000	5.250%	12/01/22	$4,150,000

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

April 30, 2015 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Airlines(c) – 0.5%
	Air Canada
	$8,150,000	5.000%	03/15/20	$8,177,547
	2,769,524	5.375	11/15/22	2,916,170

				11,093,717

	Banks – 6.4%
	Banco Santander SA(b)(d)
	7,200,000	6.375	05/19/49	7,128,000
	Bank of America Corp.(b)(d)
	4,575,000	6.100	03/17/49	4,655,062
	5,750,000	5.125	06/17/49	5,649,375
	4,850,000	6.250	09/25/49	4,983,375
	Barclays PLC(b)(d)
	7,100,000	6.625	09/15/49	7,046,750
	BPCE SA(c)
	5,000,000	4.625	07/11/24	5,071,055
	Citigroup, Inc.(b)(d)
	9,300,000	5.900	02/15/49	9,358,125
	4,025,000	5.875	03/27/49	4,055,187
	1,075,000	6.300	05/15/49	1,088,438
	Credit Agricole SA(b)(d)
GBP	938,000	5.000	06/20/49	1,489,187
	2,000,000	7.500	06/23/49	3,127,562
	$3,500,000	6.625 (c)	09/23/49	3,561,250
	Credit Suisse Group AG(b)(c)(d)
	5,950,000	7.500	12/11/49	6,366,500
	200,000	6.250	12/18/49	198,000
	HSBC Holdings PLC(b)(d)
	7,900,000	6.375	03/30/49	8,137,000
	ING Groep NV(b)(d)
	4,275,000	6.000	04/16/49	4,275,000
	1,750,000	6.500	04/16/49	1,741,250
	Intesa Sanpaolo SPA(c)
	9,100,000	5.017	06/26/24	9,167,749
	JPMorgan Chase & Co.(b)(d)
	14,150,000	6.125	04/30/49	14,758,450
	4,300,000	5.300	05/01/49	4,294,625
	4,000,000	6.100	10/01/49	4,130,000
	KBC Groep NV(b)(d)
EUR	950,000	5.625	03/19/49	1,069,374
	Lloyds Banking Group PLC(b)(d)
GBP	4,865,000	7.000	06/27/49	7,635,798
	2,000,000	7.625	06/27/49	3,269,549
	Societe Generale SA(b)(c)(d)
	$5,500,000	6.000	01/27/49	5,238,750
	Wells Fargo & Co.(b)(d)
	11,400,000	5.875	06/15/49	12,098,250

				139,593,661

	Brokerage(b)(d) – 0.3%
	Morgan Stanley, Inc.
	7,400,000	5.550	07/15/49	7,437,000

	Building Materials(d) – 0.7%
	AECOM(c)
	3,050,000	5.750	10/15/22	3,159,187

	Corporate Obligations – (continued)
	Building Materials(d) – (continued)
	HD Supply, Inc.
	$6,000,000	7.500%	07/15/20	$6,420,000
	Masonite International Corp.(c)
	2,450,000	5.625	03/15/23	2,560,250
	RSI Home Products, Inc.(c)
	2,800,000	6.500	03/15/23	2,912,000

				15,051,437

	Chemicals(d) – 0.4%
	Ashland, Inc.
	4,000,000	6.875	05/15/43	4,300,000
	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC
	2,400,000	8.875	02/01/18	2,139,000
	PQ Corp.(c)
	3,000,000	8.750	05/01/18	3,116,250

				9,555,250

	Consumer Cyclical Services – Business(d) – 1.6%
	CoreLogic, Inc.
	5,000,000	7.250	06/01/21	5,331,250
	Equinix, Inc.
	5,000,000	5.375	01/01/22	5,200,000
	6,000,000	5.375	04/01/23	6,225,000
	3,000,000	5.750	01/01/25	3,157,500
	First Data Corp.(c)
	4,000,000	8.250	01/15/21	4,275,000
	WEX, Inc.(c)
	11,001,000	4.750	02/01/23	10,890,990

				35,079,740

	Consumer Cyclical Services – Rental Equipment(d) – 0.8%
	Ahern Rentals, Inc.(c)
	6,000,000	9.500	06/15/18	6,450,000
	5,350,000	7.375	05/15/23	5,357,747
	Jurassic Holdings III, Inc.(c)
	2,850,000	6.875	02/15/21	2,451,000
	United Rentals North America, Inc.
	3,100,000	5.500	07/15/25	3,150,375

				17,409,122

	Consumer Products(d) – 0.2%
	Spectrum Brands, Inc.
	5,000,000	6.625	11/15/22	5,350,000

	Consumer Products – Industrial(d) – 0.6%
	ADS Waste Holdings, Inc.
	12,000,000	8.250	10/01/20	12,660,000

	Electric(d) – 0.3%
	Dynegy, Inc.(c)
	5,045,000	6.750	11/01/19	5,272,025
	Puget Sound Energy, Inc.(b)
	550,000	6.974	06/01/67	555,500

				5,827,525

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Energy – 2.5%
Antero Resources Corp.(d)
$5,000,000	6.000%		12/01/20	$5,125,000
6,350,000	5.625	(c)	06/01/23	6,508,750
Carrizo Oil & Gas, Inc.(d)
3,000,000	6.250		04/15/23	3,041,250
CrownRock LP/CrownRock Finance, Inc.(c)(d)
2,050,000	7.125		04/15/21	2,121,750
Halcon Resources Corp.(d)
1,500,000	9.750		07/15/20	1,233,750
6,000,000	8.875		05/15/21	4,725,000
Laredo Petroleum, Inc.(d)
2,250,000	6.250		03/15/23	2,323,125
Magnum Hunter Resources Corp.(d)
2,000,000	9.750		05/15/20	1,820,000
MEG Energy Corp.(c)(d)
5,375,000	6.375		01/30/23	5,240,625
10,500,000	7.000		03/31/24	10,368,750
Nexen Energy ULC
5,000	6.400		05/15/37	6,125
50,000	7.500		07/30/39	69,062
NRG Energy, Inc.(d)
4,000,000	7.875		05/15/21	4,300,000
Peabody Energy Corp.(d)
1,000,000	4.750		12/15/41	301,900
Seadrill Ltd.(c)
10,000,000	6.125		09/15/20	8,000,000

				55,185,087

Entertainment(c)(d) – 0.5%
WMG Acquisition Corp.
10,500,000	5.625		04/15/22	10,631,250

Financial Co. – Non Captive(d) – 1.1%
HRG Group, Inc.
7,775,000	7.875		07/15/19	8,231,781
300,000	7.875	(c)	07/15/19	317,625
Nationstar Mortgage LLC/Nationstar Capital Corp.
2,000,000	6.500		08/01/18	2,040,000
6,000,000	6.500		07/01/21	5,865,000
Speedy Cash Intermediate Holdings Corp.(c)
6,670,000	10.750		05/15/18	6,536,600

				22,991,006

Food & Beverage(d) – 0.8%
Cott Beverages, Inc.(c)
7,575,000	5.375		07/01/22	7,319,344
Post Holdings, Inc.
6,250,000	6.750	(c)	12/01/21	6,335,937
4,150,000	7.375		02/15/22	4,321,188

				17,976,469

Gaming – 1.1%
CyrusOne LP/CyrusOne Finance Corp.(d)
2,449,000	6.375		11/15/22	2,577,572

Corporate Obligations – (continued)
Gaming – (continued)
MGM Resorts International
$4,800,000	6.750%		10/01/20	$5,166,000
3,500,000	7.750		03/15/22	3,950,625
12,075,000	6.000		03/15/23	12,512,719

				24,206,916

Health Care – 2.4%
Amsurg Corp.(d)
5,900,000	5.625		07/15/22	6,003,250
CHS/Community Health Systems, Inc.(d)
18,000,000	6.875		02/01/22	19,170,000
Crimson Merger Sub, Inc.(c)(d)
13,000,000	6.625		05/15/22	11,505,000
HCA, Inc.
9,000,000	4.750		05/01/23	9,450,000
5,000,000	5.000		03/15/24	5,325,000

				51,453,250

Health Care – Pharmaceuticals(c)(d) – 0.9%
Concordia Healthcare Corp.
900,000	7.000		04/15/23	913,500
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
3,000,000	4.875		04/15/20	3,052,500
Valeant Pharmaceuticals International, Inc.
6,250,000	5.375		03/15/20	6,406,250
5,000,000	6.750		08/15/21	5,231,250
3,100,000	5.875		05/15/23	3,181,375

				18,784,875

Home Construction – 0.9%
Brookfield Residential Properties, Inc.(c)(d)
3,500,000	6.500		12/15/20	3,672,900
3,000,000	6.125		07/01/22	3,114,000
MDC Holdings, Inc.(d)
2,000,000	5.500		01/15/24	1,991,080
2,000,000	6.000		01/15/43	1,744,062
TRI Pointe Holdings, Inc.(c)
3,000,000	4.375		06/15/19	2,955,000
William Lyon Homes, Inc.(d)
2,000,000	5.750		04/15/19	2,025,000
3,000,000	7.000		08/15/22	3,127,500

				18,629,542

Lodging(c)(d) – 0.1%
MCE Finance Ltd.
3,000,000	5.000		02/15/21	2,865,000

Media – Cable – 1.6%
CCO Holdings LLC/CCO Holdings Capital Corp.(d)
4,000,000	5.750		09/01/23	4,050,000
Cequel Communications Holdings I LLC/Cequel Capital Corp.(c)(d)
8,000,000	5.125		12/15/21	8,040,000
DISH DBS Corp.
4,050,000	5.875		11/15/24	3,989,250
Numericable – SFR SAS(c)(d)
8,000,000	6.000		05/15/22	8,176,000

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

April 30, 2015 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Media – Cable – (continued)
	Virgin Media Secured Finance PLC(d)
GBP	4,612,500	6.000%		04/15/21	$7,440,850
	Ziggo Bond Finance BV(c)(d)
	$3,000,000	5.875		01/15/25	3,120,000

					34,816,100

	Media – Non Cable(d) – 3.1%
	Ancestry.com, Inc.
	2,000,000	11.000		12/15/20	2,275,000
	Getty Images, Inc.(c)
	1,242,000	7.000		10/15/20	726,570
	iHeartCommunications, Inc.
	12,000,000	9.000		12/15/19	11,850,000
	Nielsen Finance LLC/Nielsen Finance Co.(c)
	9,550,000	5.000		04/15/22	9,597,750
	Outfront Media Capital LLC/Outfront Media Capital Corp.
	2,750,000	5.875		03/15/25	2,921,875
	Sirius XM Radio, Inc.(c)
	3,000,000	4.625		05/15/23	2,906,250
	16,000,000	6.000		07/15/24	16,640,000
	Univision Communications, Inc.(c)
	5,700,000	5.125		02/15/25	5,749,875
	VeriSign, Inc.(c)
	2,700,000	5.250		04/01/25	2,797,875
	Videotron Ltd.(c)
	12,000,000	5.375		06/15/24	12,506,400

					67,971,595

	Packaging – 1.6%
	Ardagh Packaging Finance PLC(c)(d)
	4,000,000	6.250		01/31/19	4,080,000
	2,500,000	9.125		10/15/20	2,684,375
	132,353	7.000		11/15/20	135,331
	10,150,000	6.000		06/30/21	10,276,875
	BWAY Holding Co.(c)(d)
	7,975,000	9.125		08/15/21	8,214,250
	Reynolds Group Issuer, Inc.(d)
	1,491,000	9.875		08/15/19	1,593,506
	Sealed Air Corp.(c)
	4,000,000	5.250	(d)	04/01/23	4,215,000
	2,490,000	6.875		07/15/33	2,623,838

					33,823,175

	Pipelines – 0.6%
	Enterprise Products Operating LLC(b)(d)
	100,000	8.375		08/01/66	106,000
	1,000,000	7.000		06/01/67	1,000,000
	Sabine Pass Liquefaction LLC(d)
	4,000,000	6.250		03/15/22	4,215,000
	The Williams Cos., Inc.
	8,000,000	7.500		01/15/31	8,698,424

					14,019,424

	Property/Casualty Insurance – 0.0%
	MetLife, Inc.(d)
	200,000	6.400		12/15/36	237,000

	Corporate Obligations – (continued)
	Property/Casualty Insurance – (continued)
	Transatlantic Holdings, Inc.
	$75,000	8.000%		11/30/39	$102,692

					339,692

	Real Estate(d) – 0.2%
	DuPont Fabros Technology LP
	5,000,000	5.875		09/15/21	5,181,250

	Restaurants(c)(d) – 0.4%
	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC
	8,950,000	5.875		05/15/21	9,017,125

	Retailers – 1.4%
	Family Tree Escrow LLC(c)(d)
	1,300,000	5.750		03/01/23	1,365,000
	L Brands, Inc.
	6,000,000	5.625		02/15/22	6,555,000
	Neiman Marcus Group Ltd., Inc.(c)(d)
	7,000,000	8.000		10/15/21	7,516,250
	Rite Aid Corp.(c)(d)
	8,000,000	6.125		04/01/23	8,280,000
	The Men’s Wearhouse, Inc.(c)(d)
	4,000,000	7.000		07/01/22	4,250,000
	The Neiman Marcus Group, Inc.
	1,500,000	7.125		06/01/28	1,545,000

					29,511,250

	Retailers – Food & Drug(d) – 0.8%
	BI-LO LLC/BI-LO Finance Corp.(c)
	10,200,000	8.625	(e)	09/15/18	9,141,750
	2,000,000	9.250		02/15/19	2,060,000
	Ingles Markets, Inc.
	5,050,000	5.750		06/15/23	5,226,750

					16,428,500

	Technology – Hardware(d) – 0.4%
	CDW LLC/CDW Finance Corp.
	2,300,000	5.000		09/01/23	2,371,875
	NCR Corp.
	5,000,000	5.875		12/15/21	5,225,000

					7,596,875

	Technology – Software(d) – 1.2%
	Aspect Software, Inc.
	1,000,000	10.625		05/15/17	872,500
	BMC Software Finance, Inc.(c)
	6,000,000	8.125		07/15/21	5,505,000
	IHS, Inc.(c)
	5,450,000	5.000		11/01/22	5,477,250
	Infor (US), Inc.(c)
	7,350,000	6.500		05/15/22	7,552,125
	Nuance Communications, Inc.(c)
	6,000,000	5.375		08/15/20	6,075,000

					25,481,875

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Transportation(d) – 0.3%
	Aguila 3 SA
	$1,000,000	7.875	%(c)	01/31/18	$1,015,000
CHF	5,000,000	7.875		01/31/18	5,471,890

					6,486,890

	Wireless Telecommunications – 6.9%
	Altice Financing SA(d)
EUR	4,500,000	6.500		01/15/22	5,469,682
	$2,250,000	6.625	(c)	02/15/23	2,323,125
	Altice Finco SA(c)(d)
	2,000,000	8.125		01/15/24	2,102,500
	Crown Castle International Corp.
	12,000,000	5.250		01/15/23	12,690,000
	Digicel Group Ltd.(c)(d)
	3,800,000	8.250		09/30/20	3,885,500
	7,000,000	7.125		04/01/22	6,615,000
	Digicel Ltd.(c)(d)
	950,000	7.000		02/15/20	973,750
	Inmarsat Finance PLC(c)(d)
	2,700,000	4.875		05/15/22	2,700,000
	Intelsat Jackson Holdings SA(d)
	2,000,000	7.250		10/15/20	2,060,000
	10,000,000	6.625		12/15/22	9,875,000
	6,000,000	5.500		08/01/23	5,730,000
	Intelsat Luxembourg SA(d)
	6,000,000	7.750		06/01/21	5,520,000
	4,050,000	8.125		06/01/23	3,726,000
	SBA Communications Corp.(d)
	12,250,000	4.875	(c)	07/15/22	12,066,250
	1,250,000	4.875		07/15/22	1,231,250
	SoftBank Corp.(c)
	7,000,000	4.500		04/15/20	7,166,250
	Sprint Capital Corp.
	5,500,000	6.875		11/15/28	5,005,000
	Sprint Corp.
	7,000,000	7.250		09/15/21	7,008,750
	16,000,000	7.875		09/15/23	16,080,000
	7,500,000	7.125		06/15/24	7,218,750
	T-Mobile USA, Inc.(d)
	2,000,000	6.250		04/01/21	2,100,000
	5,000,000	6.633		04/28/21	5,281,250
	8,200,000	6.625		04/01/23	8,558,750
	VimpelCom Holdings BV
	1,000,000	7.504		03/01/22	985,000
	Wind Acquisition Finance SA(c)(d)
	5,700,000	4.750		07/15/20	5,689,341
	8,800,000	7.375		04/23/21	8,998,000

					151,059,148

	Corporate Obligations – (continued)
	Wirelines Telecommunications – 0.6%
	Frontier Communications Corp.
	$7,776,000	8.500%		04/15/20	$8,611,920
	5,000,000	6.875	(d)	01/15/25	4,825,000

					13,436,920

	TOTAL CORPORATE OBLIGATIONS
	(Cost $907,403,704)				$901,100,666

	Mortgage-Backed Obligations – 0.0%
	Collateralized Mortgage Obligations – 0.0%
	Adjustable Rate Non-Agency(b) – 0.0%
	Countrywide Alternative Loan Trust Series 2005-31, Class 2A1
	$173,222	0.474%		08/25/35	$152,070
	Countrywide Alternative Loan Trust Series 2005-38, Class A3
	185,369	0.524		09/25/35	160,188
	Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
	11,886	2.416		11/20/34	11,399
	JPMorgan Alternative Loan Trust Series 2005-A2, Class 1A1
	156,072	0.434		01/25/36	142,260
	Merrill Lynch Alternative Note Asset Trust Series 2007-0AR3, Class A1
	392,709	0.371		07/25/47	292,301
	Structured Adjustable Rate Mortgage Loan Trust Series 2004-06, Class 3A2
	151,526	2.411		06/25/34	155,975
	Wells Fargo Mortgage Backed Securities Trust Series 2005- AR16, Class 1A1
	80,902	2.615		08/25/33	81,868

					996,061

	Interest Only(f) – 0.0%
	CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
	3,286	5.250		07/25/33	117
	CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(b)
	26,494	0.000		07/25/33	—
	CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(b)
	28,204	0.000		08/25/33	—
	Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(b)
	38,428	0.123		08/25/33	234
	Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(b)
	8,880	0.320		07/25/33	101

					452

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $867,630)				$996,513

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

April 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – 0.0%
Home Equity(b) – 0.0%
Countrywide Home Equity Loan Trust Series 2004-N, Class 2A
$64,490	0.462%	02/15/34	$57,579

Manufactured Housing – 0.0%
Mid-State Trust Series 4, Class A
36,805	8.330	04/01/30	37,729

TOTAL ASSET-BACKED SECURITIES
(Cost $109,025)			$95,308

Senior Term Loans(g) – 7.1%
Aerospace – 0.2%
Transdigm, Inc.
$2,803,490	3.750%	02/28/20	$2,810,190
TransDigm, Inc.
1,989,975	3.750	06/04/21	1,993,079

			4,803,269

Automotive – Parts – 0.1%
Gates Global LLC
1,115,000	4.250	07/05/21	1,115,000

Building Materials – 0.2%
Atkore International, Inc.
2,200,000	7.750	10/09/21	2,073,500
HD Supply, Inc.
2,050,000	4.000	06/28/18	2,056,417

			4,129,917

Chemicals – 0.3%
MacDermid, Inc.
847,875	4.750	06/07/20	856,888
US Coatings Acquisition, Inc.
4,948,650	3.750	02/01/20	4,958,547

			5,815,435

Consumer Cyclical Services – Business – 0.3%
First Data Corp.
6,850,000	3.682	03/24/17	6,860,960

Electric – 0.3%
Calpine Corp.
6,844,675	4.000	04/01/18	6,880,473

Energy – 0.3%
American Energy – Marcellus LLC
850,000	8.500	08/04/21	612,535
CITGO Holding, Inc.
1,870,313	9.500	05/12/18	1,884,340
Magnum Hunter Resources Corp.
3,308,375	8.500	10/22/19	3,291,833
Targa Resources Corp.
1,097,442	5.750	02/25/22	1,111,160

			6,899,868

Environmental – 0.1%
EnergySolutions LLC
1,735,036	6.750	05/29/20	1,738,835

Senior Term Loans(g) – (continued)
Food & Beverage – 0.4%
Diamond Foods, Inc.
$2,803,706	4.250%	08/20/18	$2,806,341
Performance Food Group, Inc.
4,292,235	6.250	11/14/19	4,308,331
Shearer’s Foods, Inc.
945,000	7.750	06/30/22	940,275

			8,054,947

Health Care – 0.1%
Community Health Systems, Inc.
1,836,055	4.250	01/27/21	1,846,943

Health Care – Pharmaceuticals – 0.2%
Valeant Pharmaceuticals International, Inc.
4,593,750	4.000	04/01/22	4,623,518

Health Care – Services – 1.1%
21st Century Oncology Holdings, Inc.
5,425,000	6.500	04/30/22	5,397,875
Envision Healthcare Corp.
7,764,889	4.000	05/25/18	7,798,201
MPH Acquisition Holdings LLC
4,899,485	3.750	03/31/21	4,895,369
Sedgwick Claims Management Services, Inc.
5,435,000	6.750	02/28/22	5,358,584
U.S. Renal Care, Inc.
191,000	10.250	01/03/20	192,194

			23,642,223

Lodging – 0.1%
Hilton Worldwide Finance LLC
2,694,712	3.500	10/26/20	2,703,820

Media – Broadcasting & Radio – 0.3%
Getty Images, Inc.
8,548,218	4.750	10/18/19	7,373,949

Media – Cable – 0.1%
Virgin Media Investment Holdings Ltd.
2,543,058	3.500	06/07/20	2,544,177

Media – Non Cable – 0.4%
Affinion Group, Inc.
1,950,000	8.500	10/12/18	1,745,250
Checkout Holding Corp.
6,988,135	4.500	04/09/21	6,339,986

			8,085,236

Packaging – 0.1%
Berry Plastics Holding Group, Inc.
1,821,329	3.750	01/06/21	1,826,265

Restaurants – 0.2%
1011778 B.C. Unlimited Liability Co.
4,410,708	4.500	12/12/21	4,458,829

Retailers – 1.0%
Burlington Coat Factory Warehouse Corp.
2,747,313	4.250	08/13/21	2,759,566
Dollar Tree, Inc.
1,600,000	4.250	03/09/22	1,619,808

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(g) – (continued)
Retailers – (continued)
Neiman Marcus Group Ltd., Inc.
$6,184,383	4.250%	10/25/20	$6,196,504
PetSmart, Inc.
1,650,000	5.000	03/11/22	1,669,520
The Men’s Wearhouse, Inc.
5,550,000	5.000	06/18/21	5,591,625
True Religion Apparel, Inc.
4,197,750	5.875	07/30/19	3,763,996

			21,601,019

Retailers – Food & Drug – 0.1%
Rite Aid Corp.
1,750,000	4.875	06/21/21	1,755,443

Services Cyclical – Business Services – 0.1%
ADS Waste Holdings, Inc.
2,959,288	3.750	10/09/19	2,950,410

Technology – Software/Services – 0.8%
Aspect Software, Inc.
1,966,667	7.250	05/07/16	1,947,000
Avago Technologies Cayman Ltd.
5,194,086	3.750	05/06/21	5,215,745
BMC Software Finance, Inc.
4,914,764	5.000	09/10/20	4,832,442
MA FinanceCo., LLC
5,625,000	4.500	11/20/19	5,623,594
Renaissance Learning, Inc.
150,000	8.000	04/11/22	145,751
Riverbed Technology, Inc.
575,000	6.000	04/24/22	581,037

			18,345,569

Wireless Telecommunications – 0.1%
Intelsat Jackson Holdings Ltd.
1,975,000	3.750	06/30/19	1,972,531

Wirelines Telecommunications – 0.2%
Level 3 Financing, Inc.
4,850,000	4.000	08/01/19	4,859,069

TOTAL SENIOR TERM LOANS
(Cost $155,008,888)			$154,887,705

Shares	Rate	Value

Investment Companies(h) – 3.4%
Goldman Sachs Financial Square Government Fund – FST Shares
69,921,912	0.006%	$69,921,912
Goldman Sachs High Yield Fund – Institutional Shares
435,444	0.001	2,991,504

TOTAL INVESTMENT COMPANIES
(Cost $73,105,651)		$72,913,416

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – 1.7%
Certificates of Deposit – 1.7%
FMC Technologies, Inc.
$6,650,000	0.527%	05/15/15	$6,648,655
Ingersoll-Rand, Inc.
8,000,000	0.466	05/04/15	7,999,693
Marsh & McLennan Cos., Inc.
8,000,000	0.527	05/13/15	7,998,614
Mondelez International, Inc.
8,000,000	0.477	06/02/15	7,996,658
Xerox Corp.
6,000,000	0.507	05/19/15	5,998,500

TOTAL SHORT-TERM INVESTMENTS
(Cost $36,642,120)			$36,642,120

TOTAL INVESTMENTS – 98.9%
(Cost $2,092,263,989)			$2,152,478,756

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%			24,318,671

NET ASSETS – 100.0%			$2,176,797,427

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2015.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $419,833,481, which represents approximately 19.3% of net assets as of April 30, 2015.
(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(e)	Pay-in-kind securities.
(f)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(g)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility on April 30, 2015. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(h)	Represents an affiliated fund.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

April 30, 2015 (Unaudited)

Currency Abbreviations:
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound

Investment Abbreviations:
ADR	—American Depositary Receipt
LLC	—Limited Liability Company
LP	—Limited Partnership
SPA	—Stand-by Purchase Agreement

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America NA	USD/CHF	05/12/15	$5,217,761	$(136,838)
	USD/EUR	06/15/15	8,781,896	(279,730)
JPMorgan Securities, Inc.	USD/GBP	05/29/15	24,214,029	(890,595)
TOTAL				$(1,307,163)

FUTURES CONTRACTS — At April 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	382	June 2015	$62,839,000	$(1,166,195)
2 Year U.S. Treasury Notes	555	June 2015	121,692,422	453,489
5 Year U.S. Treasury Notes	95	June 2015	11,412,617	(3,828)
10 Year U.S. Treasury Notes	(341)	June 2015	(43,775,875)	193,974
20 Year U.S. Treasury Bonds	(547)	June 2015	(87,297,781)	1,276,889
TOTAL				$754,329

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments

April 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – 95.8%
Aerospace & Defense – 2.0%
738,100	United Technologies Corp.	$83,958,875

Beverages – 2.5%
1,109,480	PepsiCo., Inc.	105,533,738

Capital Markets – 4.0%
1,389,700	Franklin Resources, Inc.	71,652,932
1,180,135	T. Rowe Price Group, Inc.	95,803,359

		167,456,291

Chemicals – 11.4%
985,200	Ecolab, Inc.	110,322,696
884,300	Monsanto Co.	100,774,828
450,600	Praxair, Inc.	54,941,658
418,000	The Sherwin-Williams Co.	116,204,000
1,182,008	The Valspar Corp.	95,860,849

		478,104,031

Commercial Banks – 0.7%
723,618	Bank of the Ozarks, Inc.	28,047,434

Communications Equipment – 4.5%
1,071,800	Harris Corp.	86,001,232
1,538,600	QUALCOMM, Inc.	104,624,800

		190,626,032

Food & Staples Retailing – 2.4%
1,006,500	CVS Health Corp.	99,935,385

Food Products – 3.9%
1,563,500	Hormel Foods Corp.	84,976,225
494,200	McCormick & Co., Inc.	37,213,260
561,575	Nestle SA ADR	43,589,451

		165,778,936

Health Care Providers & Services – 2.7%
1,342,700	Cardinal Health, Inc.	113,243,318

Household Products – 2.3%
1,219,600	Church & Dwight Co., Inc.	98,994,932

Industrial Conglomerates – 2.7%
666,900	Roper Technologies, Inc.	112,152,573

Insurance – 1.9%
1,429,000	HCC Insurance Holdings, Inc.	81,395,840

IT Services – 1.9%
925,500	Automatic Data Processing, Inc.	78,241,770

Leisure Equipment & Products – 2.3%
712,100	Polaris Industries, Inc.	97,529,216

Machinery – 2.3%
816,100	Parker Hannifin Corp.	97,409,696

Oil, Gas & Consumable Fuels – 19.8%
50,028	Columbia Pipeline Partners LP	1,353,257
1,638,787	Enable Midstream Partners LP	27,449,682
1,092,800	Energy Transfer Equity LP	72,846,048
1,709,600	Enterprise Products Partners LP	58,553,800
1,064,700	EOG Resources, Inc.	105,352,065

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
698,316	EQT Midstream Partners LP	$61,591,471
1,095,940	Genesis Energy LP	54,479,177
814,100	Magellan Midstream Partners LP	67,977,350
775,500	MarkWest Energy Partners LP	52,315,230
1,199,953	NGL Energy Partners LP	35,110,625
1,223,300	Plains All American Pipeline LP	61,299,563
1,473,418	Suncor Energy, Inc.	48,033,427
1,264,200	Sunoco Logistics Partners LP	56,079,912
702,550	Tesoro Logistics LP	39,363,877
715,870	Western Gas Partners LP	52,179,764
742,404	Williams Partners LP	36,674,758

		830,660,006

Pharmaceuticals – 8.8%
2,284,100	Novo Nordisk A/S ADR	128,526,307
719,700	Perrigo Co. PLC	131,906,616
3,058,658	Roche Holding AG ADR	109,744,649

		370,177,572

Road & Rail – 2.6%
1,730,000	Canadian National Railway Co.	111,619,600

Software – 1.9%
502,320	FactSet Research Systems, Inc.	79,060,145

Specialty Retail – 7.7%
1,713,100	Lowe’s Cos., Inc.	117,964,066
1,617,781	The TJX Cos., Inc.	104,411,586
1,155,300	Tiffany & Co.	101,065,644

		323,441,296

Textiles, Apparel & Luxury Goods – 5.4%
1,144,000	NIKE, Inc. Class B	113,072,960
1,579,880	VF Corp.	114,430,708

		227,503,668

Trading Companies & Distributors – 2.1%
348,375	W.W. Grainger, Inc.	86,546,801

TOTAL COMMON STOCKS
(Cost $3,156,833,452)		$4,027,417,155

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments(a) – 3.9%
Repurchase Agreement – 3.9%
Joint Repurchase Agreement Account II
$163,400,000	0.127%	05/01/15	$163,400,000
(Cost $163,400,000)

TOTAL INVESTMENTS – 99.7%
(Cost $3,320,233,452)			$4,190,817,155

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%			11,384,674

NET ASSETS – 100.0%			$4,202,201,829

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments (continued)

April 30, 2015 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Joint repurchase agreement was entered into on April 30, 2015. Additional information appears below.

Investment Abbreviations:
ADR	—American Depositary Receipt
LP	—Limited Partnership

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At April 30, 2015, the Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of May 1, 2015, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Rising Dividend Growth	$163,400,000	$163,400,576	$166,668,257

REPURCHASE AGREEMENTS — At April 30, 2015, the Principal Amounts of the Fund’s interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Rising Dividend Growth
BNP Paribas Securities Co.	0.120%	$49,451,384
Citigroup Global Markets, Inc.	0.130	52,607,856
Merrill Lynch & Co., Inc.	0.130	61,340,760
TOTAL		$163,400,000

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

At April 30, 2015, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Bank Discount Notes	0.000%	07/29/15
Federal Home Loan Mortgage Corp.	3.000 to 6.000	07/01/34 to 03/01/45
Federal National Mortgage Association	3.000 to 7.000	10/01/15 to 04/01/45
Government National Mortgage Association	2.500 to 7.500	05/20/42 to 10/20/44
United States Treasury Inflation Protected Securities	2.000	01/15/21
U.S. Treasury Notes	2.250 to 2.630	03/31/21 to 11/15/20

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Assets and Liabilities

April 30, 2015 (Unaudited)

	Income Builder Fund	Rising Dividend Growth Fund
Assets:
Investments of unaffiliated issuers, at value (cost $2,019,158,338 and $3,320,233,452)	$2,079,565,340	$4,190,817,155
Investments of affiliated issuers, at value (cost $73,105,651 and $0)	72,913,416	—
Cash	27,765,651	87,353
Foreign currencies, at value (cost $796,456 and $0)	831,956	—
Receivables:
Dividends and interest	16,502,634	5,868,772
Fund shares sold	7,387,883	11,495,824
Investments sold	4,685,638	8,612,715
Investments sold on an extended-settlement basis	1,543,270	—
Collateral on certain derivative contracts(a)	1,196,086	—
Foreign tax reclaims	135,206	1,946,663
Reimbursement from investment adviser	41,131	121,803
Other assets	3,304	10,088
Total assets	2,212,571,515	4,218,960,373

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	1,307,163	—
Variation margin on certain derivative contracts	53,458	—
Payables:
Investments purchased	14,614,164	7,669,839
Investments purchased on an extended-settlement basis	11,667,563	—
Fund shares redeemed	6,107,863	5,240,036
Distribution and Service fees and Transfer Agent fees	914,531	1,320,636
Management fees	894,405	2,344,861
Accrued expenses	214,941	183,172
Total liabilities	35,774,088	16,758,544

Net Assets:
Paid-in capital	2,127,241,195	3,324,943,643
Distributions in excess of net investment income	(2,088,051)	(1,744,450)
Accumulated net realized gain (loss)	(8,212,032)	8,418,933
Net unrealized gain	59,856,315	870,583,703
NET ASSETS	$2,176,797,427	$4,202,201,829
Net Assets:
Class A	$700,496,190	$1,175,982,382
Class C	645,138,868	765,318,626
Institutional	715,276,111	1,743,837,883
Class IR	115,886,258	510,033,611
Class R	—	7,029,327
Total Net Assets	$2,176,797,427	$4,202,201,829
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	30,625,449	54,017,729
Class C	28,618,272	34,900,302
Institutional	30,688,339	78,453,325
Class IR	4,983,630	22,962,585
Class R	—	323,669
Net asset value, offering and redemption price per share:(b)
Class A	$22.87	$21.77
Class C	22.54	21.93
Institutional	23.31	22.23
Class IR	23.25	22.21
Class R	—	21.72

(a)	Represents initial margin and/or collateral on futures transactions for the Income Builder Fund.
(b)	Maximum public offering price per share for Class A Shares of the Income Builder and the Rising Dividend Growth Funds is $24.20 and $23.04, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Operations

For the Six Months Ended April 30, 2015 (Unaudited)

	Income Builder Fund	Rising Dividend Growth Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $280,719 and $1,187,310)	$19,264,791	$44,996,168
Dividends — affiliated issuers	84,483	—
Interest	30,811,506	75,545
Total investment income	50,160,780	45,071,713

Expenses:
Management fees	6,306,101	13,430,461
Distribution and Service fees(a)	3,758,981	4,936,782
Transfer Agent fees(a)	1,431,750	2,527,973
Custody, accounting and administrative services	122,498	142,066
Printing and mailing costs	112,294	190,641
Registration fees	79,071	124,670
Professional fees	52,076	70,914
Trustee fees	16,954	19,187
Other	17,224	9,836
Total expenses	11,896,949	21,452,530
Less — expense reductions	(1,409,698)	(279,793)
Net expenses	10,487,251	21,172,737
NET INVESTMENT INCOME	39,673,529	23,898,976

Realized and unrealized gain (loss):
Capital gain distributions from Affiliated Underlying Funds	56,950	—
Net realized gain (loss) from:
Investments — unaffiliated issuers	1,299,335	9,204,313
Futures contracts	(16,258,939)	—
Forward foreign currency exchange contracts	10,480,316	—
Foreign currency transactions	(193,084)	(16,092)
Net change in unrealized gain on:
Investments — unaffiliated issuers	6,527,353	81,695,127
Investments — affiliated issuers	(89,435)	—
Futures contracts	6,484,097	—
Forward foreign currency exchange contracts	(2,553,665)	—
Foreign currency translation	244,185	—
Net realized and unrealized gain	5,997,113	90,883,348
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,670,642	$114,782,324

(a)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B(b)	Class C	Class R	Class A	Class B(b)	Class C	Institutional	Class IR	Class R
Income Builder	$851,430	$1,524	$2,906,027	$—	$647,086	$290	$552,145	$135,014	$97,215	$—
Rising Dividend Growth	1,404,750	—	3,513,284	18,748	1,067,610	—	667,524	330,231	455,484	7,124

(b)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Changes in Net Assets

	Income Builder Fund
	For the Six Months Ended April 30, 2015 (Unaudited)	For the Fiscal Year Ended October 31, 2014
From operations:
Net investment income	$39,673,529	$52,314,951
Net realized gain (loss)	(4,615,422)	1,785,493
Net change in unrealized gain	10,612,535	22,003,037
Net increase in net assets resulting from operations	45,670,642	76,103,481

Distributions to shareholders:
From net investment income
Class A Shares	(13,699,874)	(21,980,781)
Class B Shares(a)	—	(143,101)
Class C Shares	(9,806,858)	(13,094,143)
Institutional Shares	(14,701,494)	(20,848,000)
Class IR Shares	(2,166,940)	(3,010,126)
From net realized gains
Class A Shares	—	(3,114,648)
Class B Shares(a)	—	(45,932)
Class C Shares	—	(1,878,189)
Institutional Shares	—	(2,050,389)
Class IR Shares	—	(375,740)
Total distributions to shareholders	(40,375,166)	(66,541,049)

From share transactions:
Proceeds from sales of shares	553,618,442	1,543,078,911
Reinvestment of distributions	35,402,054	57,973,282
Cost of shares redeemed	(352,030,469)	(330,419,152)
Net increase in net assets resulting from share transactions	236,990,027	1,270,633,041
TOTAL INCREASE	242,285,503	1,280,195,473

Net assets:
Beginning of period	1,934,511,924	654,316,451
End of period	$2,176,797,427	$1,934,511,924
Distributions in excess of net investment income	$(2,088,051)	$(1,386,414)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Changes in Net Assets

	Rising Dividend Growth Fund
	For the Six Months Ended April 30, 2015 (Unaudited)	For the Fiscal Year Ended October 31, 2014
From operations:
Net investment income	$23,898,976	$5,238,391
Net realized gain	9,188,221	14,696,912
Net change in unrealized gain	81,695,127	419,560,218
Net increase in net assets resulting from operations	114,782,324	439,495,521

Distributions to shareholders:
From net investment income
Class A Shares	(5,064,491)	(3,888,588)
Class C Shares	(646,876)	(275,282)
Institutional Shares	(10,414,379)	(6,566,137)
Class IR Shares	(2,697,471)	(1,694,017)
Class R Shares	(24,215)	(16,548)
Return of Capital
Class A Shares	—	(4,263,453)
Class C Shares	—	(301,820)
Institutional Shares	—	(7,199,124)
Class IR Shares	—	(1,857,322)
Class R Shares	—	(18,143)
Total distributions to shareholders	(18,847,432)	(26,080,434)

From share transactions:
Proceeds from sales of shares	882,962,418	1,513,677,768
Reinvestment of distributions	16,086,463	22,295,911
Cost of shares redeemed	(434,212,399)	(732,239,627)
Net increase in net assets resulting from share transactions	464,836,482	803,734,052
TOTAL INCREASE	560,771,374	1,217,149,139

Net assets:
Beginning of period	3,641,430,455	2,424,281,316
End of period	$4,202,201,829	$3,641,430,455
Distributions in excess of net investment income	$(1,744,450)	$(6,795,994)

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2015 - A	$22.83	$0.45		$0.04	$0.49	$(0.45)	$—	$(0.45)
2015 - C	22.51	0.36		0.04	0.40	(0.37)	—	(0.37)
2015 - Institutional	23.25	0.50		0.06	0.56	(0.50)	—	(0.50)
2015 - IR	23.20	0.48		0.05	0.53	(0.48)	—	(0.48)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2014 - A	22.47	0.89		0.64	1.53	(0.96)	(0.21)	(1.17)
2014 - C	22.17	0.70		0.65	1.35	(0.80)	(0.21)	(1.01)
2014 - Institutional	22.86	1.01		0.64	1.65	(1.05)	(0.21)	(1.26)
2014 - IR	22.81	0.96		0.66	1.62	(1.02)	(0.21)	(1.23)
2013 - A	20.99	0.75		2.21	2.96	(0.88)	(0.60)	(1.48)
2013 - C	20.74	0.57		2.19	2.76	(0.73)	(0.60)	(1.33)
2013 - Institutional	21.33	0.83		2.27	3.10	(0.97)	(0.60)	(1.57)
2013 - IR	21.29	0.79		2.27	3.06	(0.94)	(0.60)	(1.54)
2012 - A	19.01	0.55		1.95	2.50	(0.52)	—	(0.52)
2012 - C	18.79	0.42		1.90	2.32	(0.37)	—	(0.37)
2012 - Institutional	19.31	0.66		1.97	2.63	(0.61)	—	(0.61)
2012 - IR	19.28	0.57		2.02	2.59	(0.58)	—	(0.58)
2011 - A	18.21	0.42	(f)	0.83	1.25	(0.45)	—	(0.45)
2011 - C	18.01	0.26	(f)	0.84	1.10	(0.32)	—	(0.32)
2011 - Institutional	18.50	0.47	(f)	0.87	1.34	(0.53)	—	(0.53)
2011 - IR	18.48	0.40	(f)	0.90	1.30	(0.50)	—	(0.50)
2010 - A	16.32	0.48	(g)	1.97	2.45	(0.56)	—	(0.56)
2010 - C	16.14	0.34	(g)	1.97	2.31	(0.44)	—	(0.44)
2010 - Institutional	16.57	0.55	(g)	2.01	2.56	(0.63)	—	(0.63)
2010 - IR	17.28	0.06	(g)	1.28	1.34	(0.14)	—	(0.14)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.40% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.28% of average net assets.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income to average net assets		Portfolio turnover rate(d)

$22.87	2.18%	$700,496	0.96	%(e)	1.10	%(e)	3.96	%(e)	25%
22.54	1.79	645,139	1.71	(e)	1.85	(e)	3.21	(e)	25
23.31	2.42	715,276	0.56	(e)	0.70	(e)	4.36	(e)	25
23.25	2.31	115,886	0.71	(e)	0.85	(e)	4.21	(e)	25

22.83	6.96	660,692	0.95		1.13		3.89		52
22.51	6.20	530,983	1.70		1.88		3.10		52
23.25	7.39	644,757	0.55		0.73		4.31		52
23.20	7.24	94,528	0.70		0.88		4.13		52
22.47	14.81	279,374	0.97		1.27		3.48		53
22.17	13.94	155,764	1.71		2.02		2.64		53
22.86	15.25	180,419	0.56		0.86		3.74		53
22.81	15.06	33,886	0.71		1.01		3.55		53
20.99	13.26	95,116	1.05		1.44		2.73		369
20.74	12.39	18,699	1.80		2.21		2.09		369
21.33	13.74	13,601	0.65		1.06		3.21		369
21.29	13.55	1,639	0.80		1.19		2.77		369
19.01	6.95	94,819	1.05		1.38		2.20	(f)	357
18.79	6.13	9,297	1.80		2.13		1.38	(f)	357
19.31	7.33	6,610	0.65		0.98		2.44	(f)	357
19.28	7.09	177	0.80		1.13		2.06	(f)	357
18.21	15.29	108,710	1.05		1.40		2.75	(g)	238
18.01	14.48	7,665	1.80		2.15		1.99	(g)	238
18.50	15.76	2,919	0.65		1.00		3.14	(g)	238
18.48	7.77	1	0.80	(e)	1.15	(e)	2.10	(e)(g)	238

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2015 - A	$21.25	$0.12	(c)	$0.50	$0.62	$(0.10)	$—	$(0.10)
2015 - C	21.41	0.04	(c)	0.50	0.54	(0.02)	—	(0.02)
2015 - Institutional	21.69	0.17	(c)	0.51	0.68	(0.14)	—	(0.14)
2015 - IR	21.68	0.15	(c)	0.50	0.65	(0.12)	—	(0.12)
2015 - R	21.20	0.09	(c)	0.50	0.59	(0.07)	—	(0.07)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2014 - A	18.50	0.03	(c)	2.88	2.91	(0.07)	(0.09)	(0.16)
2014 - C	18.65	(0.13	)(c)	2.92	2.79	(0.02)	(0.01)	(0.03)
2014 - Institutional	18.88	0.11	(c)	2.94	3.05	(0.11)	(0.13)	(0.24)
2014 - IR	18.87	0.07	(c)	2.95	3.02	(0.10)	(0.11)	(0.21)
2014 - R	18.46	(0.03	)(c)	2.89	2.86	(0.06)	(0.06)	(0.12)
2013 - A	15.16	(0.03	)(c)	3.54	3.51	(0.04)	(0.13)	(0.17)
2013 - C	15.30	(0.17	)(c)	3.58	3.41	(0.02)	(0.04)	(0.06)
2013 - Institutional	15.46	0.04	(c)	3.61	3.65	(0.06)	(0.17)	(0.23)
2013 - IR	15.46	—	(c)(f)	3.61	3.61	(0.04)	(0.16)	(0.20)
2013 - R	15.15	(0.11	)(c)	3.57	3.46	(0.02)	(0.13)	(0.15)

FOR THE PERIOD OCTOBER 1, 2012 TO OCTOBER 31,*
2012 - A	15.35	(0.01	)(c)	(0.18)	(0.19)	—	—	—
2012 - C	15.50	(0.02	)(c)	(0.18)	(0.20)	—	—	—
2012 - Institutional	15.65	(0.01	)(c)	(0.18)	(0.19)	—	—	—
2012 - IR	15.65	(0.01	)(c)	(0.18)	(0.19)	—	—	—
2012 - R	15.34	(0.02	)(c)	(0.17)	(0.19)	—	—	—

FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
2012 - A	12.82	0.05	(c)	2.66	2.71	(0.16)	(0.02)	(0.18)
2012 - C	12.97	(0.07	)(c)	2.71	2.64	(0.09)	(0.02)	(0.11)
2012 - Institutional	13.06	0.11	(c)	2.71	2.82	(0.21)	(0.02)	(0.23)
2012 - IR	15.25	(0.01	)(c)	0.57	0.56	(0.14)	(0.02)	(0.16)
2012 - R	14.96	(0.07	)(c)	0.57	0.50	(0.10)	(0.02)	(0.12)
2011 - A	12.94	0.02	(c)	0.12	0.14	(0.03)	(0.15)	(0.26)
2011 - C	13.08	(0.07	)(c)	0.15	0.08	(0.02)	(0.11)	(0.19)
2011 - Institutional	13.16	0.07	(c)	0.14	0.21	(0.03)	(0.18)	(0.31)
2010 - A	11.07	0.01		2.05	2.06	(0.01)	—	(0.19)
2010 - C	11.14	(0.07)		2.12	2.05	— (f)	—	(0.11)
2010 - Institutional	11.25	0.10		2.05	2.15	(0.01)	—	(0.24)

*	The Fund changed its fiscal year end from September 30 to October 31.
(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the beginning of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized. The Goldman Sachs Rising Dividend Growth Fund’s predecessor was the Rising Dividend Growth Fund (the “Predecessor Fund”). On February 27, 2012, the Predecessor Fund was reorganized as a new series of the Goldman Sachs Trust. Performance prior to February 27, 2012 is that of the Predecessor Fund. Total return information of the Predecessor Fund is provided in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(b)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Annualized.
(e)	Expense ratios include the effect of the operating expenses of the Predecessor Fund prior to Reorganization.
(f)	Amount is less than $0.005 per share.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Net asset value, end of period	Total return(a)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(b)

$21.77	2.90%	$1,175,982	1.13	%(d)	1.15	%(d)	1.14	%(d)	5%
21.93	2.52	765,319	1.88	(d)	1.90	(d)	0.40	(d)	5
22.23	3.13	1,743,838	0.73	(d)	0.75	(d)	1.54	(d)	5
22.21	3.01	510,034	0.88	(d)	0.90	(d)	1.39	(d)	5
21.72	2.78	7,029	1.38	(d)	1.40	(d)	0.89	(d)	5

21.25	15.81	1,063,292	1.15		1.16		0.13		12
21.41	14.93	632,859	1.90		1.91		(0.63)		12
21.69	16.26	1,509,224	0.75		0.76		0.52		12
21.68	16.10	428,787	0.90		0.91		0.37		12
21.20	15.53	7,268	1.40		1.41		(0.14)		12
18.50	23.27	858,185	1.18		1.21		(0.18)		13
18.65	22.35	384,551	1.93		1.96		(0.98)		13
18.88	23.77	918,912	0.78		0.81		0.21		13
18.87	23.55	258,492	0.93		0.96		0.03		13
18.46	22.98	4,141	1.42		1.45		(0.63)		13

15.16	(1.24)	252,945	1.20	(d)	1.32	(d)	(0.69	)(d)	2
15.30	(1.29)	61,464	1.94	(d)	2.06	(d)	(1.39	)(d)	2
15.46	(1.21)	220,145	0.80	(d)	0.93	(d)	(0.31	)(d)	2
15.46	(1.21)	45,472	0.95	(d)	1.07	(d)	(0.40	)(d)	2
15.15	(1.24)	127	1.45	(d)	1.57	(d)	(0.99	)(d)	2

15.35	21.15	230,319	1.31	(e)	1.49	(e)	0.35	(e)	18
15.50	20.38	51,158	2.04	(e)	2.16	(e)	(0.45	)(e)	18
15.65	21.64	195,794	0.93	(e)	1.10	(e)	0.74	(e)	18
15.65	3.70	36,122	0.95	(d)	1.14	(d)	0.50	(d)	18
15.34	3.36	127	1.42	(d)	1.60	(d)	(0.17	)(d)	18
12.82	0.95	66,336	1.65		1.68		0.12		52
12.97	0.51	12,332	2.25		2.28		(0.48)		52
13.06	1.47	55,565	1.25		1.28		0.51		52
12.94	18.69	46,003	1.65		1.86		0.01		25
13.08	18.50	4,456	2.25		2.46		(0.59)		25
13.16	19.21	18,092	1.25		1.46		0.41		25

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements

April 30, 2015 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Income Builder	A, C, Institutional and IR	Diversified
Rising Dividend Growth	A, C, Institutional, IR and R	Non-Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR and Class R Shares are not subject to a sales charge.

At the close of business on November 14, 2014, Class B Shares of the Income Builder Fund were converted to Class A Shares of the Fund.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. Dividend Assets Capital, LLC ( “DAC” or the “Sub Adviser”) serves as the sub-adviser to the Rising Dividend Growth Fund. GSAM compensates the Sub Adviser directly in accordance with the terms of the Sub-Advisory Agreement. The Fund is not charged any separate or additional investment advisory fees by the Sub-Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. Distributions from Master Limited Partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Income Builder	Monthly	Annually
Rising Dividend Growth	Quarterly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (Including Money Market Funds) — Investments in the Underlying Funds are valued at the NAV per share of the Institutional Share class (FST for Money Market Funds) of each Underlying Fund on the day of valuation. Since certain underlying funds (exclusive of Money Market Funds) invest primarily in other mutual funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy.

The Underlying Funds may invest in debt securities which, if market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

The Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price, or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

ii.  Senior Term Loans — Senior term loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2015:

INCOME BUILDER

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks(a)
Australia and Oceania	$9,761,865	$9,279,131	$—
Europe	154,769,927	—	—
North America	715,439,281	—	—
Preferred Stocks(a)			—
Europe	—	2,107,800	—
North America	—	94,485,024	—
Fixed Income
Corporate Obligations	—	901,100,666	—
Mortgage-Backed Obligations	—	996,513	—
Asset-Backed Securities	—	95,308	—
Senior Term Loans	—	146,410,361	8,477,344
Investment Companies	72,913,416	—	—
Short-term Investments	—	36,642,120	—
Total	$952,884,489	$1,191,116,923	$8,477,344

Derivative Type
Assets(b)
Futures Contracts	$1,924,352	$—	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(1,307,163)	$—
Futures Contracts	(1,170,023)	—	—
Total	$(1,170,023)	$(1,307,163)	$—

RISING DIVIDEND GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks(a)
Europe	$413,767,023	$—	$—
North America	3,613,650,132	—	—
Short-term Investments	—	163,400,000	—
Total	$4,027,417,155	$163,400,000	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of April 30, 2015. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Income Builder
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$1,924,352	(a)	Variation margin on certain derivative contracts	$(1,170,023)	(a)
Currency	—	—		Payable for unrealized loss on forward foreign currency exchange contracts	(1,307,163)
Total		$1,924,352			$(2,477,186)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Income Builder
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(16,258,939)	$6,484,097	3,186
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$10,480,316	$(2,553,665)	6
Total		$(5,778,623)	$3,930,432	3,192

(a)	Average number of contracts is based on the average of month end balances for the six months ended April 30, 2015.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, and certain options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2015, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
Income Builder	0.65%	0.59%	0.56%	0.55%	0.54%	0.62%	0.51	%*
Rising Dividend Growth	0.75	0.68	0.64	0.63	0.62	0.68	0.68

*	GSAM has agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least February 29, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Income Builder Fund invests in the FST Shares of the Goldman Sachs Financial Square Fund and the Institutional Shares of the Goldman Sachs High Yield Fund. These Underlying Funds are considered to be affiliated with the Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated funds in which the Fund invests. For the six months ended April 30, 2015, GSAM waived $56,656 of the Fund’s management fees.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2015, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Income Builder	$208,035	$199
Rising Dividend Growth	277,498	398

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets of Institutional Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Income Builder and Rising Dividend Growth are 0.034% and 0.014%, respectively. Prior to February 26, 2015, The Other Expenses limitation for the Income Builder Fund was 0.004%. These Other Expense limitations will remain in place through at least February 29, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Funds bear their respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2015, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Income Builder	$1,160,617	$249,081	$1,409,698
Rising Dividend Growth	—	279,793	279,793

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Line of Credit Facility — As of April 30, 2015, the Funds participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2015, the Funds did not have any borrowings under the facility. The facility was increased to $1,205,000,000 effective May 5, 2015.

G.  Other Transactions with Affiliates — For the six months ended April 30, 2015, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Funds.

The table below shows the transactions in and earnings from investments in these affiliated Funds. For the six months ended April 30, 2015:

Underlying Fund	Market Value 10/31/14	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net change in Unrealized Gain (Loss)	Market Value 04/30/15	Dividend Income	Capital Gains Distributions
Goldman Sachs Financial Square Government Fund	$—	$380,521,368	$(310,599,456)	$—	$—	$69,921,912	$84,483	$—
Goldman Sachs High Yield Fund	2,941,809	139,130	—	—	(89,435)	2,991,504	—	56,950
Total	$2,941,809	$380,660,498	$(310,599,456)	$—	$(89,435)	$72,913,416	$84,483	$56,950

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2015, were as follows:

Fund	Purchases	Sales and Maturities
Income Builder	$684,056,683	$487,064,176
Rising Dividend Growth	652,947,347	197,830,609

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2014, the Funds’ capital loss carryforwards and certain timing differences, on a tax basis were as follows:

	Income Builder	Rising Dividend Growth
Capital loss carryovers:
Perpetual Long-Term	$(8,552,696)	$—
Total capital loss carryovers	$(8,552,696)	$—

As of April 30, 2015, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Income Builder	Rising Dividend Growth
Tax Cost	$2,093,220,280	$3,314,317,072
Gross unrealized gain	105,316,936	912,886,821
Gross unrealized loss	(46,058,460)	(36,386,738)
Net unrealized gain	$59,258,476	$876,500,083

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on foreign currency contracts, net mark to market gains/(losses) on regulated futures contracts differences in tax treatment of partnerships and underlying fund investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

8. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — Goldman Sachs Rising Dividend Growth Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Income Builder Fund

	For the Six Months Ended April 30, 2015 (Unaudited)		For the Fiscal Year Ended October 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,684,422	$151,818,841	22,321,558	$511,023,835
Reinvestment of distributions	570,060	12,973,970	1,049,575	24,006,917
Shares converted from Class B	19,114	437,131	5,090	116,880
Shares redeemed	(5,591,701)	(126,774,202)	(6,868,378)	(157,956,222)
	1,681,895	38,455,740	16,507,845	377,191,410
Class B Shares(a)
Shares sold	—	—	18,304	415,083
Reinvestment of distributions	—	—	7,708	174,134
Shares converted to Class A	(19,265)	(437,131)	(5,129)	(116,880)
Shares redeemed	(137,506)	(3,119,538)	(82,626)	(1,877,334)
	(156,771)	(3,556,669)	(61,743)	(1,404,997)
Class C Shares
Shares sold	7,300,720	163,382,565	18,054,640	407,525,753
Reinvestment of distributions	365,936	8,211,324	544,640	12,293,458
Shares redeemed	(2,641,514)	(59,062,980)	(2,031,071)	(45,926,258)
	5,025,142	112,530,909	16,568,209	373,892,953
Institutional Shares
Shares sold	8,718,246	201,621,340	23,847,176	553,847,021
Reinvestment of distributions	519,749	12,051,035	776,496	18,113,808
Shares redeemed	(6,279,754)	(144,982,875)	(4,786,339)	(111,165,806)
	2,958,241	68,689,500	19,837,333	460,795,023
Class IR Shares
Shares sold	1,601,168	36,795,696	3,023,401	70,267,219
Reinvestment of distributions	93,613	2,165,725	145,615	3,384,965
Shares redeemed	(785,882)	(18,090,874)	(579,798)	(13,493,532)
	908,899	20,870,547	2,589,218	60,158,652
NET INCREASE	10,417,406	$236,990,027	55,440,862	$1,270,633,041

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Rising Dividend Growth Fund

	For the Six Months Ended April 30, 2015 (Unaudited)		For the Fiscal Year Ended October 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	9,822,197	$211,074,518	19,391,655	$383,988,828
Reinvestment of distributions	222,597	4,832,551	392,156	7,820,331
Shares redeemed	(6,059,779)	(130,517,981)	(16,133,754)	(324,235,612)
	3,985,015	85,389,088	3,650,057	67,573,547
Class C Shares
Shares sold	7,348,099	159,159,770	11,903,706	237,907,874
Reinvestment of distributions	24,513	537,764	24,435	488,979
Shares redeemed	(2,031,804)	(44,158,085)	(2,990,460)	(59,935,985)
	5,340,808	115,539,449	8,937,681	178,460,868
Institutional Shares
Shares sold	17,831,800	390,720,526	34,193,795	699,168,791
Reinvestment of distributions	361,847	8,015,608	510,633	10,435,647
Shares redeemed	(9,307,605)	(203,996,722)	(13,804,237)	(277,998,804)
	8,886,042	194,739,412	20,900,191	431,605,634
Class IR Shares
Shares sold	5,496,237	120,456,888	9,327,335	188,940,903
Reinvestment of distributions	121,760	2,695,639	173,500	3,544,257
Shares redeemed	(2,433,963)	(53,573,437)	(3,420,847)	(68,745,976)
	3,184,034	69,579,090	6,079,988	123,739,184
Class R Shares
Shares sold	72,147	1,550,716	184,966	3,671,372
Reinvestment of distributions	226	4,901	335	6,697
Shares redeemed	(91,510)	(1,966,174)	(66,798)	(1,323,250)
	(19,137)	(410,557)	118,503	2,354,819
NET INCREASE	21,376,762	$464,836,482	39,686,420	$803,734,052

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Fund Expenses — Six Month Period Ended April 30, 2015 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 through April, 30, 2015.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher

	Income Builder Fund				Rising Dividend Growth Fund
Share Class	Beginning Account Value 11/1/14	Ending Account Value 4/30/15		Expenses Paid for the 6 months ended 4/30/15*	Beginning Account Value 11/1/14	Ending Account Value 4/30/15		Expenses Paid for the 6 months ended 4/30/15*
Class A
Actual	$1,000.00	$1,021.80		$4.81	$1,000.00	$1,029.00		$5.68
Hypothetical 5% return	1,000.00	1,020.03	+	4.81	1,000.00	1,019.19	+	5.66
Class C
Actual	1,000.00	1,017.90		8.56	1,000.00	1,025.20		9.44
Hypothetical 5% return	1,000.00	1,016.31	+	8.55	1,000.00	1,015.47	+	9.39
Institutional
Actual	1,000.00	1,024.20		2.81	1,000.00	1,031.30		3.68
Hypothetical 5% return	1,000.00	1,022.02	+	2.81	1,000.00	1,021.18	+	3.66
Class IR
Actual	1,000.00	1,023.10		3.56	1,000.00	1,030.10		4.43
Hypothetical 5% return	1,000.00	1,021.27	+	3.56	1,000.00	1,020.43	+	4.41
Class R
Actual	N/A	N/A		N/A	1,000.00	1,027.80		6.94
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,017.95	+	6.90

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R
Income Builder	0.96%	1.71%	0.56%	0.71%	N/A
Rising Dividend Growth	1.13	1.88	0.73	0.88	1.38%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of March 31, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund[4]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity

International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite5

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Tactical Tilt Implementation Fund

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio
[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.
[4]	Effective on April 30, 2015, the Goldman Sachs U.S. Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[5]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES

Ashok N. Bakhru, Chairman

Kathryn A. Cassidy

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

Gregory G. Weaver

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the U.S. Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of April 30, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2015 Goldman Sachs. All rights reserved. 164843.MF.MED.TMPL/6/2015 DIVFOSAR-15 / 122.4k

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2014	2013	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$4,291,739	$2,304,956	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$2,340	Other attest services.

Tax Fees:

• PwC	$794,850	$864,950	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2014	2013	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,486,420	$1,516,680	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2014 and October 31, 2013 were approximately $794,850 and $867,290 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2013 and December 31, 2012 were approximately $9.8 million and $10.0 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	July 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	July 8, 2015

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	July 8, 2015